[VANGUARD VARIABLE INSURANCE FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Variable Insurance Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

        As Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

        I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of
38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

        As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

        In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.


                                       /s/ JOHN C. BOGLE

VANGUARD VARIABLE INSURANCE FUND IS INTENDED AS AN INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS CURRENTLY OFFERED BY THE SEPARATE ACCOUNT OF PROVIDIAN LIFE & HEALTH INSURANCE COMPANY (FOR NEW YORK RESIDENTS BY FIRST PROVIDIAN LIFE & HEALTH INSURANCE COMPANY). THE FUND CONSISTS OF SEVEN
PORTFOLIOS: MONEY MARKET, HIGH-GRADE BOND, BALANCED, EQUITY INDEX, EQUITY INCOME, GROWTH, AND INTERNATIONAL.

                              CHAIRMAN'S LETTER

DEAR PLANHOLDER:

Following a generally lackluster fiscal 1994, stock and bond prices surged upward during Vanguard Variable Insurance Fund's 1995 fiscal year, which ended on September 30. Each of the Portfolios provided a higher return than in the previous year--in the case of our stock and bond Portfolios, dramatically higher. What is more, each Portfolio provided results that were fully competitive with comparable mutual funds.

        The table below lists the total return (capital change plus income) for the Fund's seven Portfolios. We also provide the return of a comparative benchmark for each Portfolio.

-----------------------------------------------
                              FUND TOTAL RETURN
                             ------------------
                              FISCAL YEAR ENDED
                             SEPTEMBER 30, 1995
-----------------------------------------------
MONEY MARKET PORTFOLIO              + 5.8%
AVERAGE MONEY MARKET FUND           + 5.3
-----------------------------------------------
HIGH-GRADE BOND PORTFOLIO           +13.8%
LEHMAN AGGREGATE BOND INDEX         +14.1
-----------------------------------------------
BALANCED PORTFOLIO                  +23.7%
COMPOSITE INDEX*                    +26.6
-----------------------------------------------
EQUITY INDEX PORTFOLIO              +29.5%
EQUITY INCOME PORTFOLIO             +25.7
GROWTH PORTFOLIO                    +32.0
STANDARD & POOR'S 500 STOCK INDEX   +29.7
-----------------------------------------------
INTERNATIONAL PORTFOLIO             +11.2%
MSCI EUROPE, AUSTRALIA, AND
  FAR EAST (EAFE) INDEX             + 6.1
-----------------------------------------------

*65% Standard & Poor's 500 Index, 35% Salomon High-Grade Bond Index.

Each Portfolio's return listed above reflects its change in net asset value plus any distributions during the fiscal year. As you know, the returns earned by holders of the Vanguard Variable Annuity Plan are reduced by administrative and insurance expenses associated with the Plan, totaling some 0.51% annually. The table that follows shows the net investment results to planholders.

-----------------------------------------------
                              PLAN TOTAL RETURN
                              -----------------
                              FISCAL YEAR ENDED
VANGUARD PORTFOLIO           SEPTEMBER 30, 1995
-----------------------------------------------
MONEY MARKET                        + 5.2%
HIGH-GRADE BOND                     +13.3
BALANCED                            +23.0
EQUITY INDEX                        +28.8
EQUITY INCOME                       +25.0
GROWTH                              +31.3
INTERNATIONAL                       +10.6
-----------------------------------------------

THE FINANCIAL MARKETS IN FISCAL 1995

In the United States, both stocks and bonds enjoyed a remarkable bull market during the past twelve months. In fact, the past fiscal year provided one of the best combined returns of any year in the modern history of the financial markets, going all the way back to 1926. (The combined return assumes a mix of 50% stocks and 50% bonds.) The recovery from a lackluster 1994 delighted the bulls even as it astonished the bears.

        During the first three months of the fiscal year, both markets went essentially nowhere. Then, as January began, they sprang to life. During the seven months that followed, stocks and bonds alike moved upward, week after week, in virtually straight-line fashion. The only area of disappointment was international stocks, which, as measured by the unmanaged MSCI EAFE Index, returned +6.1%. The European market returns were reasonably strong (+19.1%) thanks largely to a weak dollar, but the Pacific region, dominated by Japan, was dismal (-4.1%). On balance, it was a year to savor in the world's financial markets, even as it should remind us that participation in fluctuating securities markets inevitably entails not only reward, but risk as well.

        There were, as always, many opinions as to the source of the surprising strength in the U.S. financial markets. In my view, it resulted from a combination of: (1) record-breaking corporate profits; (2) the sharp decline in long-term interest rates; (3) the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board; (4) a slight softening in U.S. economic growth,

[FIGURE 2]

resulting in continued optimism about the outlook for inflation; and (5) a hint of speculative fever in the marketplace.

        Among the most dominant of these factors was the sharp drop in long-term interest rates and the commensurate increase in the prices of long-term bonds. On balance for the fiscal year, the yield on the long-term U.S. Treasury bond tumbled from 7.8% to 6.6%, a precipitous drop of 120 basis points, equivalent to a +16% price increase excluding the generous interest coupon. Short-term rates, however, continued to rise, with the Treasury bill yield beginning the fiscal year at 4.7% and closing at 5.4%.

        This dichotomy, of course, reflects the way things are supposed to work (although they often do not) in the bond market. When the Federal Reserve Bank raises short-term rates, it is read as a signal of the Bank's willingness to fight inflation. This determination, in turn, increases confidence that the outlook for the real return (yield minus the rate of inflation) on long-term bonds will be viewed with increased optimism by investors, which would ultimately reduce long-term rates.

        Since the three primary financial asset classes compete with one another for investors' assets, lower yields on fixed-income securities tend to engender lower yields on stocks. At fiscal year end, the average yield on the stocks in the Standard & Poor's 500 Index had tumbled to 2.3%, the lowest yield in modern market history. Whether the level of investor optimism--or perhaps even greed--suggested by this low yield will be justified by future dividend growth or even lower yields (however unlikely) remains to be seen.

        To place fiscal 1995 in the perspective of recent history, the chart to the left shows the cumulative returns on U.S. stocks, foreign stocks, long-term bonds, and bills over the past five fiscal years. For the full period, the results surely justify the "greater-the-risk, greater-the-reward" theory, with average annual total returns as follows: U.S. stocks +17.2%, bonds +12.7%, and bills +4.6%--all far above historical norms. Foreign stocks, with a return of "only" +11.0%, were "the exception that proves the rule." The ongoing slide in Japanese stocks demonstrates the risks of international stock investing.

THE FUND'S PORTFOLIOS IN 1995

Each Portfolio gave a good account of itself during fiscal 1995, not only in absolute terms, but also relative to competitive funds. A summary of our Portfolio results follows:

        MONEY MARKET PORTFOLIO . . . benefited from the Federal Reserve's policy of maintaining short-term interest rates in the 4.8% to 6.0% range . . . the Portfolio's return of +5.8% surpassed the average money market fund's return of +5.3%.

        HIGH-GRADE BOND PORTFOLIO . . . declining bond yields and our intermediate-term average maturity led to a rise in net asset value of +6.6% . . . our total return of +13.8% was just shy of the +14.1% return of our benchmark index, but well ahead of the +11.3% return of the average intermediate-term U.S. Government fund.

        BALANCED PORTFOLIO . . . return of +23.7% fell somewhat short of the +26.6% return of the unmanaged composite index (65% equities/35% bonds) but exceeded by a substantial margin the +19.0% return of the average competitive balanced fund.

        EQUITY INDEX PORTFOLIO . . . return of +29.5% closely tracked the +29.7% return of our unmanaged target index, the Standard & Poor's 500 Composite Stock Price Index . . . Portfolio outperformed 76% of all general equity mutual funds, as large capitalization stocks, heavily represented in the Index, dominated the market for most of the fiscal year.

        EQUITY INCOME PORTFOLIO . . . for a relatively conservative equity fund, a very satisfactory return of +25.7% . . . compares favorably to the +20.0% return of the average competitive equity income fund.

        GROWTH PORTFOLIO . . . exceptional return of +32.0% nicely outpaced the +25.9% return achieved by the average growth fund.

        INTERNATIONAL PORTFOLIO . . . in spite of mediocre foreign stock market results, our Portfolio provided a return of +11.2%, well ahead of the average international fund's gain of +3.0%.

        Overall, our Portfolios made a "clean sweep" of it, with each bettering its competitive norm. It was a good year for Vanguard planholders--both on an absolute basis and relative to competitive mutual funds with similar investment policies.

A LONG-TERM PERSPECTIVE

Of course, one year is really too short a period in which to evaluate the success of any investment program. Looking at the results since inception, the table to the right compares each Portfolio's total return since inception with its respective competitive group.

        Each of the Vanguard Portfolios provided a solid return advantage over the average comparable mutual fund. Part of this edge, of course, comes from the lower expense ratios associated with the Vanguard Funds. Another contributing factor has been the excellent job done by the investment managers to the Fund's Portfolios. As you may know, three of the Portfolios are managed by Vanguard's own investment professionals, while our actively managed equity and balanced Portfolios are managed by external investment advisers.

-----------------------------------------------
                          AVERAGE ANNUAL
                           TOTAL RETURN
                  -----------------------------
                      SINCE INCEPTION THROUGH
                        SEPTEMBER 30, 1995
                  -----------------------------
                  VANGUARD   AVERAGE   VANGUARD
PORTFOLIO        PORTFOLIO COMPETITOR ADVANTAGE
-----------------------------------------------
MONEY MARKET       + 4.3%     + 3.9%    +0.4%
HIGH-GRADE BOND    + 8.2      + 7.4     +0.8
BALANCED           +12.0      +10.3     +1.7
EQUITY INDEX       +13.5      +12.7     +0.8
EQUITY INCOME      +12.8      +11.3     +1.5
GROWTH             +16.9      +14.3     +2.6
INTERNATIONAL      +10.9      + 4.6     +6.3
-----------------------------------------------

Fund inceptions: High-Grade Bond and Equity Index Portfolios, April 1991; Money Market and Balanced Portfolios, May 1991; Equity Income and Growth Portfolios, June 1993; International Portfolio, June 1994.

For variable annuity investors, the Vanguard margin is considerably understated, as it does not reflect the dramatic costs savings accrued by holders of the Vanguard Variable Annuity Plan. Our insurance and administration expenses of 0.51% annually are less than one-half the insurance industry's average of 1.24%. Adding this savings to the advantage created by the low expense ratios of our Portfolios, you get aggregate savings in Vanguard's low-cost variable annuity plan of some 1% per year (relative to other variable annuity programs). We think this substantial savings resides better in your pocket than someone else's.

IN SUMMARY

During fiscal 1995, Vanguard Variable Insurance Fund enjoyed the best year of a relatively short but auspicious lifetime. Now that it's behind us, however, we should recognize the sobering realities of historically high securities price levels. Future returns on stocks and bonds will almost surely be lower in the years ahead.

        Starting with yields of 2.3% on the Standard & Poor's 500 Index and 6.6% on long-term U.S. Treasury bonds, it seems highly unlikely that returns can be sustained at double-digit levels. Instead, I think that the current bond yield gives a reasonable projection of possible returns on long bonds over the next decade. Much lower returns than we have become accustomed to also seem in order for stocks--perhaps averaging less than the long-term historical norm of about +10% annually.

        Of course, with inflation seemingly in check at the moment, at less than 3%, lower nominal returns may provide fully satisfactory real (after-inflation) returns. The important message, I think, is to "be prepared" for whatever volatility may lie ahead. Being prepared means holding a diversified portfolio consisting of stocks, bonds, and reserves, in whatever proportion matches your personal risk/reward profile. It also means being mentally ready to "stay the course" when, not if, times get tough. If you keep these straightforward axioms in mind, the Portfolios of Vanguard Variable Insurance Fund should serve you well, whatever the financial markets bring to bear.

Sincerely,


/s/ JOHN C. BOGLE
-----------------
John C. Bogle,
Chairman of the Board

October 16, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.


-------------------------------------------------------------------------------------------------------
              VANGUARD VARIABLE INSURANCE FUND                     VANGUARD VARIABLE ANNUITY PLAN
-------------------------------------------------------------------------------------------------------
                                                     SEC                                        SEC
                                   TOTAL RETURN    30-DAY                    TOTAL RETURN      30-DAY
                      INCEPTION FISCAL YEAR ENDED ANNUALIZED  ACCUMULATED  FISCAL YEAR ENDED ANNUALIZED
PORTFOLIO                DATE     SEPT. 30, 1995    YIELD     UNIT VALUE    SEPT. 30, 1995     YIELD
-------------------------------------------------------------------------------------------------------
MONEY MARKET            5/2/91        + 5.8%        5.56%*      $  1.18         + 5.2%          5.05%*
HIGH-GRADE BOND        4/29/91        +13.8         6.55          13.86         +13.3           6.04
BALANCED               5/23/91        +23.7         3.94          16.00         +23.0           3.43
EQUITY INDEX           4/29/91        +29.5         2.20          17.07         +28.8           1.69
EQUITY INCOME           6/7/93        +25.7         3.93          13.04         +25.0           3.42
GROWTH                  6/7/93        +32.0         1.44          14.17         +31.3           0.93
INTERNATIONAL           6/3/94        +11.2         N/A           11.39         +10.6            N/A
-------------------------------------------------------------------------------------------------------

*Yield for Money Market Portfolio is a 7-day yield.

                            CUMULATIVE PERFORMANCE


[FIGURE 3]

Average Annual Total Returns--Periods Ended September 30, 1995
--------------------------------------------------------------
                                1 Year        Since Inception*
--------------------------------------------------------------
MONEY MARKET PORTFOLIO          +5.77%             +4.29%
AVERAGE MONEY MARKET FUND       +5.25              +3.87
SALOMON 90-DAY T-BILL           +5.69              +4.16

*Inception, May 2, 1991.
Note: Past performance is not predictive of future performance.


[FIGURE 4]

Average Annual Total Returns--Periods Ended September 30, 1995
--------------------------------------------------------------
                                  1 Year      Since Inception*
--------------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO         +13.83%         +8.23%
AVERAGE INTERMEDIATE-TERM
  U.S. GOVERNMENT FUND            +11.34          +7.40
LEHMAN AGGREGATE BOND INDEX       +14.06          +8.80

*Inception, April 29, 1991.
Note: Past performance is not predictive of future performance.

[FIGURE 5]


Average Annual Total Returns--Periods Ended September 30, 1995
--------------------------------------------------------------
                              1 Year          Since Inception*
--------------------------------------------------------------
BALANCED PORTFOLIO            +23.65%             +11.99%
AVERAGE BALANCED FUND         +18.99              +10.32
COMPOSITE INDEX**             +26.56              +12.31

*Inception, May 23, 1991.
**65% S&P 500 Index, 35% Salomon High-Grade Bond Index.
Note: Past performance is not predictive of future performance.


[FIGURE 6]

Average Annual Total Returns--Periods Ended September 30, 1995
--------------------------------------------------------------
                                 1 Year       Since Inception*
--------------------------------------------------------------
EQUITY INDEX PORTFOLIO           +29.51%          +13.47%
AVERAGE GROWTH & INCOME FUND     +23.66           +12.73
STANDARD & POOR'S 500 INDEX      +29.71           +13.88

*Inception, April 29, 1991.
Note: Past performance is not predictive of future performance.

[FIGURE 7]

Average Annual Total Returns--Periods Ended September 30, 1995
--------------------------------------------------------------
                                1 Year        Since Inception*
--------------------------------------------------------------
EQUITY INCOME PORTFOLIO         +25.69%           +12.76%
AVERAGE EQUITY INCOME FUND      +20.02            +11.28
STANDARD & POOR'S 500 INDEX     +29.71            +15.30

*Inception, June 7, 1993.
Note: Past performance is not predictive of future performance.



[FIGURE 8]

Average Annual Total Returns--Periods Ended September 30, 1995
--------------------------------------------------------------
                                1 Year        Since Inception*
--------------------------------------------------------------
GROWTH PORTFOLIO               +32.02%           +16.85%
AVERAGE GROWTH FUND            +25.87            +14.28
STANDARD & POOR'S 500 INDEX    +29.71            +15.30

*Inception, June 7, 1993.
Note: Past performance is not predictive of future performance.

[FIGURE 9]

Average Annual Total Returns--Periods Ended September 30, 1995
--------------------------------------------------------------
                                1 Year        Since Inception*
--------------------------------------------------------------
INTERNATIONAL PORTFOLIO         +11.21%           +10.87%
AVERAGE INTERNATIONAL FUND      + 2.95            + 4.64
MSCI EAFE INDEX                 + 6.11            + 4.62

*Inception, June 3, 1994.
Note: Past performance is not predictive of future performance.

                   REPORT FROM VANGUARD FIXED INCOME GROUP

During the fiscal year ended September 30, 1995, bond market returns were strong across all maturity sectors. After a rocky start, bond markets rallied throughout the remainder of the fiscal year, as the Federal Reserve (the "Fed") implemented the final stage of a decisive and preemptive round of interest rate increases. This year's gains have helped dull the sting of 1994's bear market in bonds and provided a handsome reward to investors who remained committed to their long-term investment objective.

        The favorable impact of the market's performance was greatest on bonds of longer maturity for which the capital appreciation component of return is more volatile. Short-term money market investments provided high returns relative to recent years measured both before and after inflation. (Please refer to the Chairman's letter for more detail on the returns of the various Portfolios.)

        In managing the Portfolios, we focus on the fundamental condition of the economy, and with it the demand for credit and the forces acting on inflation, which are the primary drivers of interest rates. Economic growth has moderated from the torrid pace at which it opened the year. By mid-1995, goods producing industries and job growth had slowed while bloated inventories were worked off. However, by historical standards, this pullback in the rate of expansion has been exceedingly mild, and recent economic statistics give some indications that the economy will likely resume its upward path, albeit at a more sustainable pace.

        Currently, the most favorable indicator for the long-term health of the economy and the financial markets is the stable and relatively low rate of inflation. A period of rapid growth like that witnessed in 1994 typically would have led to upward pressure on inflation as manufacturing capacity became strained. In this episode, however, the interest rate increases initiated by the Fed early in the fiscal year seem to have been adequate to forestall such a surge in prices.

        While changes in monetary policy affect the economy with highly variable magnitudes and time lags, the Fed certainly deserves some credit for acting early. In fact, in July, Fed officials cited low inflation when they acted to lower short-term rates a fraction. The bond market's rally this year has been a vote of confidence in the Fed, as long-term interest rates have declined relative to short-term rates. This "flattening" of the yield curve reflects a lessening of the premium demanded by long-term investors as protection against the risk of higher future inflation.

MONEY MARKET PORTFOLIO

Throughout the swings in the market this past year, we have steered a conservative course for the Money Market Portfolio of Vanguard Variable Insurance Fund. Specifically, we have kept the average weighted maturity of the Portfolio in the market-neutral band of our investment policy guidelines. This has helped us to ride out the gyrations in market expectations. By keeping our interest rate sensitivity stable, we were able to lock in some attractive yields when rates were higher. By the same token, we are not making excessive commitments to the market now that rates have fallen.

        In terms of the credit quality of our investments, we have determined that lower quality money market securities generally do not provide adequate additional return for the additional credit risk taken. Thus, we have emphasized high-quality issuers in the Portfolio, the holdings of which are all rated in the highest category by nationally recognized credit rating agencies. Finally, we have not invested (nor will we) in the risky or exotic derivative securities that have caused losses for investors whose managers either bet incorrectly or did not fully evaluate the risks of such strategies. As always, we are relying on our conservative management philosophy in combination with our exceptionally low cost structure to provide our investors with highly competitive returns.

HIGH-GRADE BOND PORTFOLIO

Over the past six months, the bond market has experienced a strong rally and a flattening in the Treasury yield curve, with one-year rates declining by about -0.8% and 10- to 30-year rates declining by about -1.0% and -0.9%, respectively. The resulting improvement in bond prices is primarily associated with the belief that the Federal Reserve tightening is largely complete and that economic growth is slowing with the hoped for result being the long-awaited "soft landing."

        The performance of the various sectors of the Lehman Aggregate Bond Index for the six- and twelve-month periods ended September 30, 1995, is shown below:

-----------------------------------------------------
                                      TOTAL RETURN
                                   ------------------
                                      PERIODS ENDED
                                   SEPTEMBER 30, 1995
                                   ------------------
                                    SIX        TWELVE
                                   MONTHS      MONTHS
-----------------------------------------------------
LEHMAN AGGREGATE BOND INDEX        + 8.2%      +14.1%
-----------------------------------------------------
GOVERNMENT SECTOR                  + 8.1%      +13.6%
CORPORATE SECTOR                   +10.0       +17.0
MORTGAGE-BACKED SECURITIES SECTOR  + 7.4       +13.5
-----------------------------------------------------

The best performing category for both the six- and twelve-month periods was the corporate sector. This was largely caused by narrowing credit spreads resulting from continued strong corporate earnings and the belief that the economy will experience a soft landing. For the twelve-month period, the worst performing sector was the mortgage sector, with a return of +13.5%. The average effective maturity of this sector has been shorter than that of the other major sectors resulting in lower interest rate risk and therefore lower price increases during the recent declining rate environment.

        The High-Grade Bond Portfolio is designed to closely replicate the performance of the Lehman Aggregate Bond Index. For the past six- and twelve-month periods, the Portfolio's return was +8.0% and +13.8%, respectively. Adjusted for expenses and transaction costs (neither of which affect the theoretical Index), the difference was a favorable +0.1% and +0.2%.

        As of September 30, 1995, the High-Grade Bond Portfolio was composed of 38% government bonds, 29% corporate bonds, 4% foreign bonds (dollar denominated), and 29% mortgage-backed securities.

Respectfully,

Kenneth E. Volpert, Vice President
High-Grade Bond Portfolio

John W. Hollyer, Assistant Vice President
Money Market Portfolio

Vanguard Fixed Income Group

October 12, 1995

                  REPORT FROM WELLINGTON MANAGEMENT COMPANY

In a favorable period for both stocks and bonds, the Balanced Portfolio earned a return of +23.7% for the twelve months ended September 30, 1995. The Portfolio normally allocates about two-thirds of its assets to equity investments and the remainder to long-term, investment-grade fixed-income securities. As of September 30, the Portfolio had about 65% of its assets in equities, in the middle of its policy range of 60% to 70%.

        During the past twelve months, the banking industry turned in a powerful performance for the Portfolio, with sector weighting and stock selection both strong pluses. The health-care sector also provided excellent relative results. By far the biggest drag on performance during the period was the large under-representation in technology stocks, as the market fixated on this sector.

        Nine months ago, in the midst of a strong economy, we felt that the rise in interest rates during 1994 would lead to a slowdown in business activity during 1995. We were unwilling, however, to abandon our emphasis on cyclically sensitive stocks, because we believed that the slowdown wouldn't last long enough to allow a meaningful shift out of, and then back into, stocks like Alcoa, DuPont, Georgia Pacific, et al. We accepted the possibility of underperformance in this sector for a time rather than risk missing the resumption of their move to much higher price objectives.

        In the equity arena, investor disappointment about the prospects for lower interest rates is likely to take the form of lower price/earnings ratios. How individual stocks behave, therefore, will be linked to how fast their earnings are rising. For this reason, and for other longer-term reasons as well, we remain content with our large commitment to the cyclical sector. We believe the potential for even larger price gains ahead is real.

        Health care remains a significant part of the Portfolio. This sector has contributed importantly to our investment results since the health reform related panic of a couple of years ago. We have begun to cut back some positions as valuations approach more rational levels.

        Banks also continue to serve us well, reporting solid earnings gains while the industry continues to consolidate. We have also added to the Portfolio's insurance holdings. We read Warren Buffett's bid for the rest of GEICO as an endorsement of our very large holding in Allstate, another prominent personal lines insurer. We've also initiated a position in Jefferson-Pilot.

        We are a bit disappointed in our meaningful position in energy stocks. Crude oil prices are not firming as we thought, and natural gas prices went lower than expected before winter prospects brightened the outlook. But companies with chemical operations are doing better, and a number of them are proceeding with large-scale cost reduction schemes. This group remains an anchor to windward in the Portfolio and contributes importantly to income.

        The Portfolio's bond component remains focused on long-term securities with high quality ratings. Typically, at least 80% of the bond portion of the Portfolio is invested in securities rated "A" or better. We believe that interest rates remain high relative to current or prospective rates of inflation.

        Despite reduced odds (because of improving economic conditions), we still expect the Federal Reserve to lower short-term interest rates as it becomes clear that inflation is not going to accelerate sharply. Our bias, therefore, is to remain fully invested in the bond portion, and to maintain a long duration. We expect to utilize periods of accelerating growth and higher interest rates to speed up purchasing programs and extend duration. Should long-term Treasury yields approach 6%, we expect to become more defensive (i.e., shorten duration).

        We believe the Portfolio is well positioned to take advantage of coming economic conditions. However, the broad stock market brought stellar returns in an absolute sense this year, and we would not expect the market to continue to reach the lofty levels of the past twelve months year after year.

Respectfully,

Ernst H. von Metzsch, Senior Vice President
Portfolio Manager

Wellington Management Company

October 11, 1995

                  REPORT FROM VANGUARD CORE MANAGEMENT GROUP

In the 1995 Semi-Annual Report of the Equity Index Portfolio, I wrote that it would be difficult to imagine as favorable a market environment during the second half of the year as we experienced in the first half. I concluded that it would be natural for the stock market to consolidate the gains of the first half of the fiscal year. Instead, the market soared during the second half of the year, with the Standard & Poor's 500 Index (S&P 500) providing a total return of +18.2%. For the fiscal year, the total return was +29.7%, making 1995 one of the best years in the history of the stock market. In fact, of the twelve months of the year, only November 1994 had a negative return.

IN RETROSPECT . . .

As in the first half of the year, the bond market sustained a strong rally while the economy continued to grow at a moderate pace without any indication of increasing inflationary pressure. Simultaneously, earnings increased more than 30% over the prior year, as corporate restructuring benefited the bottom line. The decline in interest rates justified the relatively high price/earnings ratio, and the effect of soaring earnings drove the market sharply higher.

        To be sure, there were other macro-economic factors affecting the internal valuations of the market, such as the wildly fluctuating value of the U.S. dollar. During the first six months of the calendar year, the dollar declined precipitously, particularly against the Japanese yen and German deutsche mark. A weak dollar makes domestically produced goods and services relatively cheaper in foreign markets. This favors large capitalization companies, which tend to derive a greater portion of their sales and profits from exports.

        During the first nine months of the fiscal year, the drop in the dollar benefited large capitalization stocks, which provided a +20.2% total return, as measured by the S&P 500. In contrast, small capitalization stocks, as measured by the Russell 2000 Index, advanced by a much lesser +12.3%. During the last quarter of the fiscal year, however, the dollar regained about half of its decline and small capitalization stocks outperformed large capitalization stocks with a +9.9% return compared to +7.9%.

        Of course, the Equity Index Portfolio is designed to track the performance of the S&P 500, and thus greatly benefited from the net decline of the dollar. During the fiscal year, the Portfolio continued to track the performance of the S&P 500 quite closely, once again lagging by less than the expense ratio of the fund. The total return of the Portfolio was +29.5% during the fiscal year compared to +29.7% for the Index.

PROSPECTIVELY . . .

The absolute returns of the past year, or even of the past decade (+16% per year), are probably not sustainable given that current price/earnings ratios are somewhat high historically and that earnings growth prospects are subsiding. However, we believe the indexed approach of the Portfolio will continue to provide returns commensurate with the market and superior to most actively managed funds over the long term. The Portfolio should meet its objective of matching the performance of the S&P 500.

Respectfully,

George U. Sauter, Vice President

Vanguard Core Management Group

October 17, 1995

                        REPORT FROM NEWELL ASSOCIATES

Vanguard Equity Income Portfolio outperformed the average equity income fund by a small amount over the past six months, and by a substantial margin for the fiscal year. The Portfolio continued to lag behind the Standard & Poor's 500 Stock Index, but gradually narrowed the gap during the year and outperformed the Index during the most recent quarter. The results during the fiscal year are as follows:

----------------------------------------------------
                                 TOTAL RETURN
                         ---------------------------
                               FISCAL YEAR ENDED
                              SEPTEMBER 30, 1995
                         ---------------------------
                             THREE    SIX     TWELVE
                            MONTHS   MONTHS   MONTHS
----------------------------------------------------
EQUITY INCOME PORTFOLIO      +9.0%   +15.5%   +25.7%
----------------------------------------------------
AVERAGE EQUITY INCOME FUND   +7.2%   +14.4%   +20.0%
STANDARD & POOR'S 500 INDEX  +7.9    +18.2    +29.7
----------------------------------------------------

Mutual funds included in the average equity income group are very diverse in character and, as a consequence, it is difficult to divine why they perform as they do. However, we do know that in recent years some managers in the group have made investments that would not traditionally be viewed as appropriate for conservative high-yield equity funds.

        It is evident that these departures have not always worked out, and the negative effects continued to show up in the performance of the equity income fund group during the past year. On the other hand, most conservative high-yield common stocks have not had severe performance problems in 1995. While they generally have not led the market, they have participated in the rise over the past year to the degree we would have expected in light of their inherent low volatility.

AN IMPROBABLE ROTATION

During the first six months of 1995, technology stocks cast a spell over stock investors. Semiconductor, computer, and information technology companies came to be seen as one-decision growth investments that could be held virtually forever. The resulting surge in the prices of their stocks was a major factor in the rise of the stock market. It was also a prime cause of the lag in the performance of equity income funds versus the S&P 500 Index.

        For the most part, technology stocks have low current yields and are not a natural selection for equity income portfolios. In the third quarter, with the coming of a few earnings disappointments, the spell enveloping technology stocks began to dissipate. Even some long-time advocates of the stocks lightened their holdings. Investment commentators have suggested that some of the proceeds of such sales have gone into conservative stocks, including utilities and consumer non-durables, as a hedge against a possible weak market. Switching from technology stocks to utilities is an improbable sector rotation, and the mere thought of it cannot fail to give satisfaction to conservative income stock investors, but it helps to explain the stronger performance of the Equity Income Portfolio versus the S&P 500 Index in the most recent quarter.

PORTFOLIO CHANGES

Most of the movement in group allocation since our Semi-Annual Report occurred as the result of stock price changes rather than purchase and sale activity. The Portfolio's weightings in banks, drugs, insurance, and telephone companies increased in size primarily because of their strong performance relative to the market. However, we also added two new stocks to the insurance group and one each to the food and banking groups. Despite the strong performance of these groups, the share prices of the new stocks lagged the broad market during the past six months, causing them to enter their relative yield buy zones. We also made additional sales of two stocks in the financial area which continued to move through their relative yield sell zones based on reports of strong earnings and restructuring.

Respectfully,

Roger D. Newell, Chairman

Newell Associates

October 9, 1995

                REPORT FROM LINCOLN CAPITAL MANAGEMENT COMPANY

The domestic equity market enjoyed a remarkable +29.7% return during the twelve months ending September 30, 1995. A return in the area of +30% has been earned on only five occasions in the past twenty-five calendar years, so it was a very unusual event.

        Most of the big gain, nearly +20%, came in the second half of the fiscal year. Surprisingly robust corporate profits, materially lower interest rates, continued strong cash flows into equity mutual funds, and perhaps anticipation of some constraints on federal spending all contributed to the powerful stock market rally. Looking out from here, we see no obvious end to the good news, although we would expect more typical market volatility.

        Your Growth Portfolio generated a +32.0% return for the fiscal year, a bit above the traditional standards of performance. This turned out to be no mean accomplishment, since the Portfolio's modest underweighting in technology combined with our cash holdings constrained returns. As a result, Lincoln's individual stock selections had to be good, and they were.

        The character of the Portfolio, mostly largest-sized, dominant growth companies, was unchanged. During the past six months, industry diversification was modified with approximately 3% increases in both technology and health care and 3% reductions in financials and industrials. The largest purchases were Johnson & Johnson, Philip Morris, and PepsiCo, all steady growers. Philip Morris and Johnson & Johnson are new among the ten largest commitments, while Fannie Mae and Gillette (now #11 and #13, respectively) slipped back.

        Over the past five semi-annual reporting periods (encompassing Lincoln's management), seven companies have been among the largest fifteen holdings each period, a sign of unusual continuity in implementing our growth mandate. The companies are: Automatic Data, Fannie Mae, General Electric, Gillette, PepsiCo, Procter & Gamble, and Wal-Mart. We continue to be impressed with the long-term strength and durability of the earnings of these large, dominant companies. The following table provides an overview of our ten largest holdings.

-----------------------------------------------------
COMPANY               BUSINESS
-----------------------------------------------------
1. PHILIP MORRIS      #1 DIVERSIFIED CONSUMER
                         PRODUCTS COMPANY

2. PEPSICO            #1 SNACK GOODS, #2 SOFT DRINKS

3. AT&T               #1 LONG DISTANCE TELEPHONE
                         COMPANY

4. GENERAL ELECTRIC   DIVERSIFIED MANUFACTURER
                         (#1 IN MOST SEGMENTS)

5. WAL-MART STORES    #1 RETAILER

6. JOHNSON & JOHNSON  #1 PRODUCER OF HEALTH CARE/
                         CONSUMER PRODUCTS

7. INTEL              #1 MICROPROCESSOR MANUFACTURER
8. COCA-COLA          #1 SOFT DRINKS COMPANY
9. PROCTER & GAMBLE   #1 HOUSEHOLD PRODUCTS COMPANY
10. AUTOMATIC DATA    #1 PAYROLL SERVICES
----------------------------------------------------

The largest ten commitments continue to sell at a market price/earnings ratio, imparting attractive long-term value to the Portfolio.

Respectfully,

Dave Fowler and Parker Hall, Co-managers

Lincoln Capital Management Company

October 8, 1995

            REPORT FROM SCHRODER CAPITAL MANAGEMENT INTERNATIONAL

Vanguard International Portfolio rose +13.1% during the second half of fiscal 1995, erasing the -1.7% fall during the first half. For the full fiscal year, the Portfolio returned +11.2%, which compares favorably to a +6.1% return for the MSCI EAFE Index. Clearly, it has been a volatile year, but throughout we have invested the Portfolio on the basis that markets would emerge from this period of consolidation on the upside. This continues to be our view.

        Sentiment in favor of the U.S. dollar has changed dramatically during the past three months. Relative to the Japanese yen, the U.S. dollar has risen +24% from its low point in April; against the deutsche mark, it has risen +6%. These sharp moves reflect: (1) the extent of the recent falls (note that the dollar is only back to early 1995 levels); and (2) some very effective policy action by the Japanese authorities at a time when U.S.-Japan trade talks had become less confrontational. Currency and stock price moves tend to offset each other as we have recently seen--in dramatic fashion--in Japan. On balance, a weak dollar environment is better for our returns relative to U.S. stocks.

        The future value of foreign currencies is notoriously difficult to predict; accordingly, only a small proportion (8%) of the Portfolio's assets is hedged through the forward currency markets back to U.S. dollars. However, "bullish dollar" investors may take comfort from the 17% of the Portfolio that is invested in S.E. Asian countries, whose currencies are to varying degrees linked to the U.S. dollar. From my standpoint, I would emphasize that the reason for such a large commitment to this area is not currency related, but to capture the excellent economic growth prospects that reside there. Local stock markets have been miserable performers over the past 20 months reflecting over-enthusiasm in 1993, but inflationary fears more recently. In our opinion, poor performance is unlikely to last for much longer.

        Japan is the other major part of the Portfolio that has held back returns during the past year, as the market fell by -5% in U.S. dollar terms. Although our stocks performed relatively better, the period must be termed a disappointment. As of fiscal year end, 27% of the Portfolio was invested in Japan. Our good stock performance relative to the local index is a consequence of focusing over 70% of our stock picks in manufacturing companies; of these, half are electronics related. Although the broad economic recovery is once again faltering, there is no doubting the profit recovery now underway in the manufacturing industry. Moreover, if, as we expect, the government continues to provide stimuli to the economy, profits will be further boosted by a recovery in domestic consumer spending.

        The Portfolio's strong point during the past year has been Europe: markets generally are up +19% in dollar terms and your stocks by significantly more. In total, we have 50% of the Portfolio invested there with particularly large exposures to the UK (17%) and the Netherlands (11%). Although the UK has performed in line with other European markets over the year, our policy of overweighting the Netherlands has been notably successful.

        As in the U.S., economic growth in Europe has been hobbled by tight fiscal stances and high interest rates. The strength of European currencies against competitor nations, notably the U.S., has also restrained corporate profits. The complete absence of inflationary pressures encourages us to see the current slow growth as the harbinger of a longer period of economic expansion, which we regard as bullish for investors. Three-quarters of our European stocks are in high-growth industries or relate to companies where management is proving particularly effective at cutting costs to maintain above-average profit growth in a difficult business environment.

        I look forward to the year ahead and to reporting results to you in six-months time.

Respectfully,

Richard Foulkes

Schroder Capital Management International

October 12, 1995

                           STATEMENT OF NET ASSETS


                                                            FINANCIAL STATEMENTS
                                                              September 30, 1995

                                                  Face    Market
                                                Amount     Value
MONEY MARKET PORTFOLIO                           (000)    (000)+
----------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
  OBLIGATION (.9%)
----------------------------------------------------------------
  Federal Home Loan Bank
   5.86%, 6/6/96
   (Cost $1,999)                               $ 2,000  $  1,999
----------------------------------------------------------------
COMMERCIAL PAPER (65.3%)
----------------------------------------------------------------
BANK HOLDING COMPANY (3.6%)
  Banc One Corp.
   5.699%-5.715%,
   11/10/95-11/14/95                             5,000     4,967
  Norwest Corp.
   5.748%, 11/17/95                              3,000     2,978
                                                        --------
      GROUP TOTAL                                          7,945
                                                        --------
----------------------------------------------------------------
FINANCE--AUTO (.9%)
  Toyota Motor Credit
   5.704%, 11/20/95                              2,000     1,984
                                                        --------
----------------------------------------------------------------
FINANCE--OTHER (18.5%)
  American Express Credit Corp.
   5.756%, 11/1/95                               1,000       995
  Asset Securitization Cooperative Corp.
   5.698%-5.737%,
   10/10/95-11/1/95                              4,500     4,487
  Associates Corp.
   5.736%-5.759%, 11/3/95-11/22/95               6,000     5,957
  CIT Group Holdings Inc.
   5.723%-5.77%,
   10/25/95-11/16/95                             4,000     3,978
  Ciesco L.P.
   5.746%-5.763%,
   10/20/95-12/13/95                             4,000     3,971
  Commercial Credit Co.
   5.741%, 11/21/95                              2,000     1,984
  Corporate Asset Funding Corp.
   5.758%-5.769%,
   11/3/95-11/21/95                              4,000     3,973
  Eiger Capital Corp.
   5.78%, 10/2/95                                4,000     3,999
  General Electric Capital Corp.
   5.724%-5.781%,
   10/13/95-1/31/96                              8,000     7,935
  Pitney Bowes Credit Corp.
   5.729%-5.733%,
   10/27/95-11/3/95                              3,100     3,085
                                                        --------
      GROUP TOTAL                                         40,364
                                                        --------
----------------------------------------------------------------
INDUSTRIAL (21.3%)
  Bayer Corp.
   5.738%, 10/27/95                              3,000     2,988
  Cargill Inc.
   5.757%, 10/13/95                              1,250     1,248
  Chevron Oil Finance Co.
   5.74%, 10/12/95                               2,000     1,997
  Chevron Transport Corp.
   5.752%, 11/22/95                              3,000     2,975
  The Coca-Cola Co.
   5.729%-5.769%,
   10/11/95-10/26/95                             3,900     3,889
  R.R. Donnelley & Sons Co.
   5.765%, 10/10/95                              2,000     1,997
  The Dun & Bradstreet Corp.
   5.687%-5.796%,
   10/13/95-1/1/96                               5,000     4,948
  Electronic Data Systems
   5.799%, 12/1/95                               2,000     1,981
  Exxon Imperial U.S. Inc.
   5.737%, 11/2/95                               2,000     1,990
  Hewlett Packard Co.
   5.75%-5.761%,
   11/30/95-12/12/95                             4,000     3,958
  Eli Lilly & Co.
   5.766%, 11/24/95                              4,000     3,966
  Mobil Australia Finance Co.
   5.748%-5.789%,
   10/26/95-10/31/95                             5,000     4,978
  Nestle Capital Corp.
   5.934%, 11/8/95                               1,700     1,690
  Norfolk & Southern Corp.
   5.735%-5.761%,
   11/10/95-11/21/95                             5,000     4,965
  Procter & Gamble Co.
   5.758%, 11/27/95                              3,000     2,973
                                                        --------
      GROUP TOTAL                                         46,543
                                                        --------
----------------------------------------------------------------
INSURANCE (6.2%)
  AIG Funding Inc.
   5.802%, 11/2/95                               2,000     1,990
  MetLife Funding Corp.
   5.726%-5.801%,
   12/4/95-12/11/95                              4,000     3,957
  Prudential Funding Corp.
   5.723%, 11/20/95                              2,000     1,984
  USAA Capital Corp.
   5.725%-6.753%,
   10/2/95-12/15/95                              5,526     5,501
                                                        --------
      GROUP TOTAL                                         13,432
                                                        --------
----------------------------------------------------------------
UTILITY (.7%)
  U.S. West Communications Inc.
   5.733%, 11/2/95                               1,500     1,492
                                                        --------
----------------------------------------------------------------
FOREIGN--BANKS (3.7%)
  Bank of Nova Scotia
   5.72%, 10/11/95                               3,000     2,995

                                                  Face    Market
                                                Amount     Value
                                                 (000)    (000)+
----------------------------------------------------------------
  Canadian Imperial Holdings Inc.
   5.79%, 11/27/95                             $ 2,000 $   1,982
  Commerzbank U.S. Finance Inc.
   5.771%, 10/31/95                              1,000       995
  Toronto Dominion Holdings USA Inc.
   5.756%, 10/24/95                              2,000     1,993
                                                        --------
      GROUP TOTAL                                          7,965
                                                        --------
----------------------------------------------------------------
FOREIGN GOVERNMENT (6.8%)
  Province of British Columbia
   5.692%, 3/4/96                                3,000     2,928
  Caisse des Depots et Consignations
   5.713%-5.743%,
   11/17/95-12/12/95                             5,000     4,955
  KFW International Finance Inc.
   5.729%-5.734%,
   10/23/95-10/24/95                             4,000     3,986
  Oesterreichische Kontrollbank
   5.627%, 1/11/96                               1,000       985
  Western Australia Treasury Corp.
   5.76%, 11/22/95                               2,000     1,984
                                                        --------
      GROUP TOTAL                                         14,838
                                                        --------
----------------------------------------------------------------
FOREIGN--OTHER (3.6%)
  Glaxo
   5.79%, 11/21/95                               2,004     1,988
  Reed Elsevier
   5.746%, 10/20/95                              2,000     1,994
  Siemens Corp.
   5.789%, 11/20/95                              2,000     1,984
  Unilever Capital Corp.
   5.739%, 12/14/95                              2,000     1,977
                                                        --------
      GROUP TOTAL                                          7,943
                                                        --------
----------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (Cost $142,506)                                        142,506
----------------------------------------------------------------
CERTIFICATES OF DEPOSIT (20.6%)
----------------------------------------------------------------
U.S. BANK (1.8%)
  NBD Bank
   5.775%, 12/1/95                               4,000     4,000
                                                        --------
----------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--
   U.S. BRANCHES (18.8%)
  Bayerische Landesbank
   5.72%, 10/11/95                               1,000     1,000
  Bayerische Vereinsbank
   5.73%-5.75%,
   11/7/95-2/5/96                                4,000     4,000
  Caisse Nationale de Credit Agricole
   5.60%-5.75%,
   11/6/95-12/11/95                              5,000     5,000
  Canadian Imperial Bank of Commerce
   5.75%, 10/10/95                               2,000     2,000
  Credit Suisse
   5.63%-5.64%,
   12/4/95-12/11/95                              3,000     3,000
  Dresdner Bank
   5.75%-7.40%,
   10/12/95-3/15/96                              5,000     5,009
  Rabobank Nederlanden
   5.75%-5.87%,
   10/5/95-10/31/95                              7,000     7,000
  Societe Generale
   5.775%, 10/4/95                               3,000     3,000
  Swiss Bank
   5.75%, 12/4/95                                5,000     5,000
  Union Bank of Switzerland
   5.75%, 12/28/95                               2,000     2,001
  Westdeutsche Landesbank
   5.62%-5.64%,
   12/4/95-1/12/96                               4,000     4,000
                                                        --------
      GROUP TOTAL                                         41,010
                                                        --------
----------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $45,010)                                          45,010
----------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (6.4%)
----------------------------------------------------------------
  Abbey National
   5.65%, 1/17/96                                1,000     1,000
  Bayerische Landesbank
   5.76%, 2/14/96                                2,000     2,000
  Lloyds Bank
   6.33%, 1/22/96                                3,000     3,005
  Morgan Guaranty Trust
   5.81%, 11/17/95                               3,000     3,000
  National Westminster Bank
   5.76%, 12/20/95                               4,000     4,000
  Toronto Dominion Bank
   5.95%, 11/1/95                                1,000     1,000
----------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES
  OF DEPOSIT (Cost $14,005)                               14,005
----------------------------------------------------------------
BANKERS ACCEPTANCES (2.7%)
----------------------------------------------------------------
  Barclays Bank
   5.72%-5.758%,
   10/6/95-11/7/95                               3,000     2,989
  Union Bank of Switzerland
   5.794%, 1/22/96                               3,000     2,947
----------------------------------------------------------------
TOTAL BANKERS ACCEPTANCES
  (Cost $5,936)                                            5,936
----------------------------------------------------------------

                                                  Face    Market
MONEY MARKET                                    Amount     Value
PORTFOLIO (continued)                            (000)    (000)+
----------------------------------------------------------------
REPURCHASE AGREEMENT (5.5%)
----------------------------------------------------------------
  SBC Capital Markets Inc.
   6.50%, 10/2/95
   (Collateralized by
   U.S. Treasury Bond
   6.25%, 8/15/23)
   (Cost $12,000)                              $12,000  $ 12,000
----------------------------------------------------------------
TOTAL INVESTMENTS (101.4%)
  (Cost $221,456)                                        221,456
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)
----------------------------------------------------------------
  Other Assets--Note C                                     1,167
  Liabilities                                             (4,256)
                                                        --------
                                                          (3,089)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
  Applicable to 218,368,628 outstanding
   shares of beneficial interest (unlimited
   authorization--no par value)                         $218,367
----------------------------------------------------------------
NET ASSET VALUE PER SHARE                                  $1.00
================================================================

+See Note A to Financial Statements.


----------------------------------------------------------------
AT SEPTEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                                Amount       Per
                                                 (000)     Share
                                                ------     -----
  Paid in Capital                             $218,369     $1.00
  Undistributed Net
   Investment Income                                --        --
  Accumulated Net Realized Losses                   (2)       --
  Unrealized Appreciation of
   Investments                                      --        --
----------------------------------------------------------------
NET ASSETS                                    $218,367     $1.00
----------------------------------------------------------------
                                                  Face    Market
                                                Amount     Value
HIGH-GRADE BOND PORTFOLIO                        (000)    (000)+
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (34.6%)
----------------------------------------------------------------
  U.S. Treasury Bonds
   7.875%, 2/15/21                            $2,090  $  2,397
   8.125%, 8/15/19                             2,000     2,346
   8.50%, 2/15/20                              1,870     2,279
   8.75%, 5/15/17                              1,430     1,772
   8.875%, 8/15/17-2/15/19                     4,545     5,705
   9.125%, 5/15/18                               810     1,043
   10.375%, 11/15/09-11/15/12                    930     1,205
   10.75%, 8/15/05                               875     1,160
   11.625%, 11/15/02                           1,000     1,314
   14.00%, 11/15/11                            1,565     2,505
  U.S. Treasury Notes
   5.125%, 4/30/98                             1,025     1,006
   5.25%, 7/31/98                              1,675     1,646
   5.375%, 5/31/98                               550       543
   5.75%, 8/15/03                              1,015       988
   5.875%, 2/15/04                               200       196
   6.25%, 2/15/03                                 45        45
   6.375%, 1/15/99-8/15/02                     1,175     1,189
   6.75%, 5/31/99                                400       410
   6.875%, 7/31/99-3/31/00                     3,500     3,613
   7.00%, 4/15/99                              1,710     1,765
   7.125%, 2/29/00                               675       703
   7.25%, 5/15/04                              1,335     1,426
   7.50%, 10/31/99                             1,075     1,132
   7.75%, 11/30/99-2/15/01                     1,965     2,090
   7.875%, 1/15/98-11/15/04                      650       688
   8.00%, 8/15/99                                140       150
   8.25%, 7/15/98                                700       741
   8.625%, 8/15/97                             1,350     1,416
   8.875%, 11/15/98                              150       162
--------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $40,278)                                        41,635
--------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS (2.8%)
--------------------------------------------------------------
  Federal National Mortgage Assn.
   4.95%, 9/30/98                                700       675
   5.30%, 3/11/98                                525       514
   5.35%, 8/12/98                                700       686
   5.80%, 12/10/03                               600       575
   7.00%, 8/12/02                                900       897
--------------------------------------------------------------
TOTAL FEDERAL AGENCY OBLIGATIONS
  (Cost $3,225)                                          3,347
--------------------------------------------------------------

                                                  Face    Market
                                                Amount     Value
                                                 (000)    (000)+
----------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (28.6%)
----------------------------------------------------------------
U.S. GOVERNMENT (28.2%)
  Federal Home Loan Mortgage Corp.
   5.50%, 12/1/98-11/1/08                      $   267 $     259
   6.00%, 7/1/98-1/1/24                            840       816
   6.50%, 4/1/98-6/1/24                          2,676     2,621
   7.00%, 1/1/98-6/1/24                          2,450     2,438
   7.50%, 4/1/98-7/1/25                          1,881     1,903
   8.00%, 6/1/96-9/1/25                          1,446     1,481
   8.50%, 3/1/96-1/1/25                            625       646
   9.00%, 11/1/05-6/1/22                           743       775
   9.50%, 1/1/25                                   259       273
   10.00%, 3/1/17-11/1/19                          164       177
  Federal National Mortgage Assn.
   5.50%, 3/1/01                                    92        88
   6.00%, 11/15/98-3/1/24                        1,197     1,153
   6.50%, 3/1/00-6/1/24                          2,043     1,994
   7.00%, 5/1/00-9/1/24                          3,060     3,034
   7.50%, 4/1/99-7/1/25                          2,027     2,046
   8.00%, 2/1/00-9/1/25                          1,917     1,963
   8.50%, 10/1/04-1/15/25                          921       953
   9.00%, 3/1/20-4/1/25                            545       569
   9.50%, 6/1/01-9/1/19                            297       313
   10.00%, 8/1/20-8/1/21                           219       238
   10.50%, 8/1/20                                   61        67
  Government National Mortgage Assn.
   6.00%, 3/15/09-1/15/24                          187       179
   6.50%, 10/15/08-5/15/24                         859       834
   7.00%, 10/15/08-5/15/24                       1,664     1,650
   7.50%, 5/15/08-1/15/24                        1,558     1,576
   8.00%, 3/15/08-11/15/24                       1,695     1,743
   8.50%, 7/15/09-2/15/25                        1,473     1,534
   9.00%, 4/15/16-8/15/21                        1,283     1,346
   9.50%, 4/15/17-2/15/25                          859       915
   10.00%, 5/15/20-8/15/20                         164       177
   10.50%, 5/15/19                                  29        32
   11.00%, 10/15/15                                 54        60
   11.50%, 2/15/13                                  87        97
                                                       ---------
      GROUP TOTAL                                         33,950
                                                       ---------
----------------------------------------------------------------
PRIVATE (.4%)
  Resolution Trust Corp.
   7.75%-10.40%,
   12/25/18-8/25/21                                518       523
                                                       ---------
----------------------------------------------------------------
TOTAL MORTGAGE PASS-THROUGH SECURITIES
  (Cost $34,353)                                          34,473
----------------------------------------------------------------
CORPORATE BONDS (28.7%)
----------------------------------------------------------------
ASSET-BACKED SECURITIES (3.1%)
  Chase Manhattan Credit Card Trust
   7.40%, 5/15/00                                  300       304
   8.75%, 8/15/99                                  300       305
  First Chicago Master Trust
   6.25%, 8/15/99                                  450       450
   8.40%, 6/15/98                                  450       456
  MBNA Credit Card Trust
   6.20%, 8/15/99                                  450       450
   7.75%, 10/15/98                                 300       305
  Sears Credit Card Account Trust
   5.90%, 11/15/98                                 175       175
   7.75%, 9/15/98                                  300       305
  Standard Credit Card Trust
   8.00%, 10/7/97                                  450       457
   8.50%, 8/7/97                                   450       457
                                                       ---------
      GROUP TOTAL                                          3,664
                                                       ---------
----------------------------------------------------------------
FINANCE (11.5%)
  Associates Corp.
   8.75%, 9/4/96                                   600       608
  AVCO Financial Services
   7.50%, 11/15/96                                 200       203
   8.85%, 2/1/96                                   420       423
  BankAmerica Corp.
   9.625%, 2/13/01                                 500       565
   10.00%, 2/1/03                                  200       235
  Bankers Trust New York Corp.
   8.25%, 7/2/96                                   400       406
  Bear Stearns Cos.
   6.625%, 1/15/04                                 200       195
  CIT Group Holdings
   5.65%, 11/15/95                                 450       450
  The Chase Manhattan Corp.
   8.50%, 3/1/96                                   500       505
  Chemical Banking Corp.
   6.625%, 1/15/98                                 250       252
   7.375%, 6/15/97                                 300       306
  Commercial Credit Corp.
   6.75%, 1/15/97                                  450       453
  CoreStates Capital
   9.375%, 4/15/03                                 250       286
  Countrywide Funding Corp. MTN
   7.31%, 8/28/00                                  600       612
  Dean Witter Discover & Co.
   6.00%, 3/1/98                                   510       507
  First Interstate Bancorp
   8.625%, 4/1/99                                  500       532
  Ford Motor Credit Corp.
   7.875%, 1/15/97                                 950       970
   8.25%, 7/15/96                                  300       304
  General Motors Acceptance Corp.
   5.50%, 12/15/01                                 750       702
   7.75%, 4/15/97                                  400       409
  International Lease Finance
   7.90%, 10/1/96                                  600       611
  Manufacturers Hanover Corp.
   8.50%, 2/15/99                                  500       530

                                                  Face    Market
HIGH-GRADE BOND                                 Amount     Value
PORTFOLIO (continued)                            (000)    (000)+
----------------------------------------------------------------
  Mellon Finance Corp.
   6.125%, 11/15/95                            $   400  $    400
   7.625%, 11/15/99                                200       208
  Merrill Lynch & Co., Inc.
   7.25%, 5/15/97                                  400       406
  Morgan Stanley Group Inc.
   9.25%, 3/1/98                                   200       212
  NationsBank Corp.
   5.375%, 12/1/95                                 425       425
   7.75%, 8/15/04                                  500       525
  NCNB Corp.
   9.50%, 6/1/04                                   150       174
  Norwest Financial Inc.
   7.10%, 11/15/96                                 450       455
  PaineWebber Group Inc.
   7.00%, 3/1/00                                   150       149
  Transamerica Financial Corp.
   8.375%, 2/15/98                                 325       340
  US West Financial MTN
   8.85%, 9/20/99                                  500       539
                                                       ---------
      GROUP TOTAL                                         13,897
                                                       ---------
----------------------------------------------------------------
INDUSTRIAL (10.1%)
  American Brands Inc.
   7.875%, 1/15/23                                 100       105
  Anheuser-Busch Co., Inc.
   7.375%, 7/1/23                                   75        76
   8.625%, 12/1/16                                 150       158
  Applied Materials
   8.00%, 9/1/04                                   100       107
  Archer-Daniels-Midland Co.
   8.875%, 4/15/11                                 180       209
  Auburn Hills
   12.00%, 5/1/20                                  115       169
  The Boeing Co.
   8.375%, 3/1/96                                  450       454
  British Petroleum
   7.875%, 5/15/02                                 200       215
   8.875%, 12/1/97                                 600       632
   9.50%, 1/1/98                                   500       534
  Chrysler Corp.
   10.40%, 8/1/99                                  300       320
  CSX Corp.
   8.25%, 11/1/96                                  350       357
   8.40%, 8/1/96                                   150       153
   8.625%, 5/15/22                                  50        57
  Conrail Corp.
   9.75%, 6/15/20                                  100       127
  Cyprus Minerals
   6.625%, 10/15/05                                400       388
  Deere & Co.
   8.50%, 1/9/22                                   100       114
  Eastman Chemical Co.
   6.375%, 1/15/04                                 400       391
  Federal Express MTN
   10.00%, 9/1/98                                  400       436
  Ford Capital B.V.
   9.00%, 6/1/96                                   225       229
   9.875%, 5/15/02                                 400       465
  Ford Holdings
   9.25%, 7/15/97                                  500       525
  Ford Motor Corp.
   9.95%, 2/15/32                                   65        85
  General Motors
   7.625%, 2/15/97                                 500       510
   9.125%, 7/15/01                                 400       444
  W.R. Grace & Co.
   7.40%, 2/1/00                                   400       410
   8.00%, 8/15/04                                  100       106
  International Paper Co.
   7.625%, 1/15/07                                 100       106
  May Department Stores Co.
   9.75%, 2/15/21                                  100       121
  McDonald's Corp.
   6.75%, 2/15/03                                  230       231
  Mobil Corp.
   7.625%, 2/23/33                                 200       206
  PepsiCo Inc.
   5.00%, 2/24/97                                  500       493
   6.125%, 1/15/98                                 200       199
  Philip Morris Co., Inc.
   8.25%, 10/15/03                                 150       161
  Sears, Roebuck & Co.
   9.25%, 8/1/97                                   300       315
  Tenneco Inc.
   9.875%, 2/1/01                                  200       228
   10.00%, 8/1/98                                  500       545
  Texaco Capital Corp.
   8.875%, 9/1/21                                  150       179
  Union Carbide
   7.875%, 4/1/23                                  125       130
  Union Oil of California
   6.375%, 2/1/04                                  200       194
   9.125%, 2/15/06                                 115       134
   9.25%, 2/1/03                                    80        91
  Union Pacific
   8.625%, 5/15/22                                 175       189
  Waste Management, Inc.
   7.875%, 8/15/96                                 275       279
  Whirlpool Corp.
   9.00%, 3/1/03                                   150       169
  Xerox Corp.
   9.625%, 10/15/00                                400       400
                                                       ---------
      GROUP TOTAL                                         12,146
                                                       ---------
----------------------------------------------------------------



                                      20


                                                  Face    Market
                                                Amount     Value
                                                 (000)    (000)+
----------------------------------------------------------------
UTILITIES (4.0%)
  Alabama Power Co.
   8.75%, 12/1/21                              $   129  $    138
  Arizona Public Service
   8.00%, 2/1/25                                   150       153
  Baltimore Gas & Electric
   8.375%, 8/15/01                                 500       543
  Carolina Power & Light
   6.875%, 8/15/23                                 175       165
  Enron Corp.
   7.125%, 5/15/07                                 150       153
   9.65%, 5/15/01                                  450       511
  Houston Lighting & Power Co.
   8.75%, 3/1/22                                   100       113
  MCI Communications
   7.50%, 8/20/04                                  250       263
  Michigan Bell Telephone
   7.50%, 2/15/23                                  175       181
  New York Telephone
   7.00%, 8/15/25                                  175       167
  Pacific Bell Corp.
   7.25%, 7/1/02                                   225       234
  Southern Bell Telephone Co.
   7.625%, 3/15/13                                 450       456
  Southwestern Bell Corp.
   7.625%, 10/1/13                                 125       126
   7.625%, 3/1/23                                  300       310
  Texas Utilities Corp.
   7.125%, 6/1/97                                  600       608
   7.375%, 8/1/01                                  250       258
   7.875%, 3/1/23                                  110       112
   8.25%, 4/1/04                                   100       109
  Virginia Electric Power
   6.625%, 4/1/03                                  200       199
                                                        --------
      GROUP TOTAL                                          4,799
                                                        --------
----------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $34,230)                                          34,506
----------------------------------------------------------------
FOREIGN BONDS (3.8%)
----------------------------------------------------------------
CANADA (1.3%)
  Province of British Columbia
   7.00%, 1/15/03                                  170       175
  Province of Manitoba
   8.75%, 5/15/01                                  500       551
   9.25%, 4/1/20                                   120       147
   9.50%, 10/1/00                                  130       147
  Province of Ontario
   7.375%, 1/27/03                                 110       115
   7.75%, 6/4/02                                   200       213
  Province of Saskatchewan
   7.125%, 3/15/08                                 200       204
                                                        --------
      GROUP TOTAL                                          1,552
                                                        --------
----------------------------------------------------------------
WORLD BANKS (.5%)
  European Investment Bank
   8.875%, 3/1/01                                  225       250
  InterAmerican Development Bank
   8.50%, 3/15/11                                  130       150
  International Bank for Reconstruction
   and Development
   12.375%, 10/15/02                               175       233
                                                        --------
      GROUP TOTAL                                            633
                                                        --------
----------------------------------------------------------------
OTHER (2.0%)
  Grand Metropolitan Investments
   9.00%, 8/15/11                                  150       176
  KFW International Finance
   8.85%, 6/15/99                                  425       460
   9.125%, 5/15/01                                 200       225
  National Westminster Bancorp Inc.
   9.375%, 11/15/03                                350       407
  New Zealand Government
   9.875%, 1/15/11                                 175       222
  Noranda Inc.
   8.625%, 7/15/02                                 370       405
  Philips Electronics NV
   8.375%, 9/15/06                                 300       332
  Republic of Portugal
   5.75%, 10/8/03                                  250       237
                                                        --------
      GROUP TOTAL                                          2,464
                                                        --------
----------------------------------------------------------------
TOTAL FOREIGN BONDS
  (Cost $4,551)                                            4,649
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (.7%)
----------------------------------------------------------------
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
   Obligations in a Pooled Cash
   Account 6.41%, 10/2/95
   (Cost $882)                                     882       882
----------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
  (Cost $117,519)                                        119,492
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.8%)
----------------------------------------------------------------
  Other Assets--Note C                                     3,447
  Liabilities                                             (2,494)
                                                        --------
                                                             953
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
  Applicable to 11,507,697 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)              $120,445
----------------------------------------------------------------
NET ASSET VALUE PER SHARE                                 $10.47
================================================================

+See Note A to Financial Statements.
MTN--Medium Term Note.

HIGH-GRADE BOND
PORTFOLIO (continued)
----------------------------------------------------------------
AT SEPTEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                                Amount       Per
                                                 (000)     Share
----------------------------------------------------------------
  Paid in Capital                             $119,122    $10.36
  Undistributed Net Investment
   Income                                           --        --
  Accumulated Net Realized
   Losses--Note D                                 (650)     (.06)
  Unrealized Appreciation of
   Investments--Note E                           1,973       .17
----------------------------------------------------------------
NET ASSETS                                     $120,445   $10.47
----------------------------------------------------------------
                                                          Market
                                                           Value
BALANCED PORTFOLIO                              Shares    (000)+
----------------------------------------------------------------
COMMON STOCK (63.8%)
----------------------------------------------------------------
BASIC MATERIALS (12.5%)
  Aluminum Co. of America                       67,000  $  3,542
  British Steel PLC ADR                         57,400     1,643
  Cabot Corp.                                   22,600     1,200
  Dow Chemical Co.                              42,000     3,129
  E.I. du Pont de Nemours & Co.                 60,300     4,145
  Eastman Chemical                               4,025       257
  Georgia-Pacific Corp.                         25,200     2,205
  International Paper Co.                       49,000     2,058
  J & L Specialty Steel Inc.                    37,000       777
  Kimberly-Clark Corp.                          54,600     3,665
  Norsk Hydro AS ADR                            19,900       858
  PPG Industries, Inc.                          47,200     2,195
  Reynolds Metals Co.                           24,700     1,426
  Temple-Inland Inc.                            48,000     2,556
  USX-U.S. Steel Group                          24,900       772
  Westvaco Corp.                                37,300     1,702
  Willamette Industries, Inc.                   22,400     1,495
  Witco Chemical Corp.                          40,000     1,405
                                                        --------
      GROUP TOTAL                                         35,030
                                                        --------
----------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (5.2%)
  General Electric Co.                          87,600     5,585
  Honeywell, Inc.                               74,800     3,207
  Northrop Grumman Corp.                        63,500     3,866
  United Technologies Corp.                     20,800     1,838
                                                        --------
      GROUP TOTAL                                         14,496
                                                        --------
----------------------------------------------------------------
CONSUMER CYCLICAL (5.6%)
  Brunswick Corp.                               62,000     1,256
  Eastman Kodak Co.                             20,100     1,191
  Ford Motor Co.                               109,500     3,408
  General Motors Corp.                          93,573     4,386
  May Department Stores Co.                     37,800     1,654
  J.C. Penney Co., Inc.                         40,000     1,985
  Sears, Roebuck & Co.                          45,052     1,661
                                                        --------
      GROUP TOTAL                                         15,541
                                                        --------
----------------------------------------------------------------
CONSUMER STAPLES (.5%)
  SuperValu Inc.                                49,900     1,466
                                                        --------
----------------------------------------------------------------
ENERGY (8.3%)
  Amerada Hess Corp.                            38,000     1,848
  Amoco Corp.                                   10,400       667
  Ashland Inc.                                  15,400       514
  Atlantic Richfield Co.                        18,000     1,933
  Chevron Corp.                                 19,600       953
  Exxon Corp.                                   48,300     3,490
  Kerr-McGee Corp.                              20,200     1,121
  Mobil Corp.                                   28,900     2,879
  Pennzoil Co.                                  10,700       469
  Phillips Petroleum Co.                        30,800     1,001
  Repsol SA ADR                                 56,400     1,791

                                                          Market
                                                           Value
                                                Shares    (000)+
----------------------------------------------------------------
  Royal Dutch Petroleum Co. ADR                 13,700 $   1,682
  Texaco Inc.                                   25,000     1,616
  Total SA ADR                                  47,000     1,416
  USX-Marathon Group                            22,200       438
  Unocal Corp.                                  49,216     1,403
                                                       ---------
      GROUP TOTAL                                         23,221
                                                       ---------
----------------------------------------------------------------
FINANCIAL (15.1%)
  Allstate Corp.                               138,765     4,909
  Banc One Corp.                                97,247     3,550
  The Bank of New York Co., Inc.               114,400     5,320
  BankAmerica Corp.                             35,000     2,096
  Citicorp                                      77,000     5,448
  CoreStates Financial Corp.                    67,540     2,474
  First Bank System, Inc.                      102,000     4,909
  First Union Corp.                             40,532     2,067
  General Re Corp.                              29,700     4,485
  Jefferson-Pilot Corp.                          5,000       321
  KeyCorp                                       50,136     1,717
  Norwest Corp.                                 71,893     2,355
  Wachovia Corp.                                59,800     2,579
                                                       ---------
      GROUP TOTAL                                         42,230
                                                       ---------
----------------------------------------------------------------
HEALTH CARE (8.8%)
  Abbott Laboratories, Inc.                     64,600     2,753
  American Home Products Corp.                  41,000     3,480
  C.R. Bard, Inc.                               13,000       396
  Baxter International, Inc.                    85,100     3,500
  Bristol-Myers Squibb Co.                      36,200     2,638
  Johnson & Johnson                             50,000     3,706
  Pfizer, Inc.                                  97,000     5,177
  U.S. Healthcare, Inc.                         55,000     1,945
  Zeneca Group ADR                              16,399       894
                                                       ---------
      GROUP TOTAL                                         24,489
                                                       ---------
----------------------------------------------------------------
TECHNOLOGY (1.4%)
  Xerox Corp.                                   30,000     4,031
                                                       ---------
----------------------------------------------------------------
TRANSPORT & SERVICES (2.6%)
  British Airways PLC                           25,250     1,802
  Canadian Pacific Ltd.                        121,500     1,939
  Norfolk Southern Corp.                        15,400     1,151
  Union Pacific Corp.                           35,800     2,372
                                                       ---------
      GROUP TOTAL                                          7,264
                                                       ---------
----------------------------------------------------------------
UTILITIES (2.5%)
  AT&T Corp.                                    25,000     1,644
  Bell Atlantic Corp.                           10,000       614
  NYNEX Corp.                                   17,600       840
  PECO Energy Corp.                             25,100       718
  Pacific Telesis Group                         13,300       409
  SBC Communications Inc.                       29,200     1,606
  U S WEST, Inc.                                24,100     1,136
                                                       ---------
      GROUP TOTAL                                          6,967
                                                       ---------
----------------------------------------------------------------
MISCELLANEOUS (1.3%)
  Hanson PLC ADR                               121,000     1,966
  Minnesota Mining &
   Manufacturing Co.                            30,400     1,718
                                                       ---------
      GROUP TOTAL                                          3,684
                                                       ---------
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $133,447)                                        178,419
----------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.3%)
----------------------------------------------------------------
  Alumax, Inc. $4.00                             6,334       892
  Bethlehem Steel Corp. $3.50                   10,000       434
  Cyprus Amax $4.00                             11,666       723
  Ford Motor Co. $4.20                           6,900       700
  Reynolds Metals Co. $3.31                     16,100       827
----------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $2,909)                                            3,576
----------------------------------------------------------------
CORPORATE BONDS (16.9%)
----------------------------------------------------------------
                                                  Face
                                                Amount
                                                 (000)
                                               -------
ASSET-BACKED (.6%)
  American Express Credit Europe
   5.375%, 7/15/01                              $1,000       957
  Sears Credit Account Trust
   8.60%, 5/15/98                                  822       835
                                                       ---------
      GROUP TOTAL                                          1,792
                                                       ---------
----------------------------------------------------------------
FINANCE (4.0%)
  Associates Corp.
   5.25%, 9/1/98                                 1,000       973
  BankAmerica Corp.
   7.20%, 4/15/06                                1,000     1,021
  The Chase Manhattan Corp.
   7.75%, 11/1/99                                1,000     1,042
  Chemical Banking Corp.
   8.625%, 5/1/02                                1,000     1,095
  Citicorp
   7.625%, 5/1/05                                1,000     1,051
  Dean Witter Discover & Co.
   6.75%, 10/15/13                               1,000       931
  Exxon Capital Corp.
   6.00%, 7/1/05                                 1,000       960
  First Union Corp.
   7.50%, 4/15/35                                1,000     1,051
  General Motors Acceptance
   Corp. MTN
   8.50%, 1/1/03                                 1,000     1,091
  Republic New York Corp.
   7.75%, 5/15/09                                1,000     1,065
  Wells Fargo & Co.
   6.125%, 11/1/03                               1,000       952
                                                       ---------
      GROUP TOTAL                                         11,232
                                                       ---------
----------------------------------------------------------------

                                                  Face    Market
BALANCED                                        Amount     Value
PORTFOLIO (continued)                            (000)    (000)+
----------------------------------------------------------------
INDUSTRIAL (6.2%)
  Baxter International
   9.25%, 9/15/96                               $1,000   $ 1,027
  British Petroleum Co.
   7.875%, 5/15/02                               1,000     1,074
  Coca-Cola Enterprises, Inc.
   8.50%, 2/1/22                                 1,000     1,139
  Georgia Pacific Corp.
   9.625%, 3/15/22                               1,000     1,125
  International Business
   Machines Corp.
   6.375%, 11/1/97                               1,000     1,002
  Eli Lilly & Co.
    7.125%, 6/1/25                               1,000       997
  McDonald's Corp.
   7.375%, 7/15/33                               1,000     1,014
  J.C. Penney Co., Inc.
   6.00%, 5/1/06                                 1,000       943
  Procter & Gamble Co. ESOP
   9.36%, 1/1/21                                 1,000     1,222
  Sears, Roebuck & Co.
   9.375%, 11/1/11                               1,000     1,203
  Temple Inland
   9.00%, 5/1/01                                 1,000     1,099
  TRW, Inc.
   9.375%, 4/15/21                               1,000     1,227
  United Parcel Service
   8.375%, 4/1/20                                2,000     2,306
  WMX Technologies
   6.375%, 12/1/03                               1,000       982
  Wal-Mart Stores Inc.
   7.25%, 6/1/13                                 1,000     1,015
                                                       ---------
      GROUP TOTAL                                         17,375
                                                       ---------
----------------------------------------------------------------
UTILITIES (6.1%)
  AT&T Corp.
   7.75%, 3/1/07                                 1,000     1,080
  Baltimore Gas & Electric
   5.50%, 4/15/04                                1,000       919
  BellSouth Telecommunications
   7.50%, 6/15/33                                1,000     1,008
  Carolina Power & Light
   6.75%, 10/1/02                                1,000       997
  Duke Power Co.
   7.00%, 7/1/33                                 1,000       956
  Illinois Bell Telephone Co.
   6.625%, 2/1/25                                1,000       919
  New Jersey Bell Telephone Co.
   8.00%, 6/1/22                                 1,000     1,099
  New York Telephone
   7.25%, 2/15/24                                1,000       974
  Pacific Bell Telephone Co.
   7.125%, 3/15/26                               1,000       975
  Pacific Gas & Electric
   6.25%, 8/1/03                                 1,000       967
  PacifiCorp
   6.625%, 6/1/07                                1,000       986
  Southern California Gas
   5.75%, 11/15/03                               1,000       937
  Texas Utilities Electric Co.
   7.875%, 4/1/24                                1,000     1,010
  Union Electric Co.
   7.375%, 12/15/04                              1,000     1,052
  U.S. West Communications
   6.875%, 9/15/33                               1,000       927
  Virginia Electric & Power
   8.00%, 3/1/04                                 1,000     1,081
  Wisconsin Electric Power
   7.70%, 12/15/27                               1,000     1,044
                                                       ---------
      GROUP TOTAL                                         16,931
                                                       ---------
----------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $46,083)                                          47,330
----------------------------------------------------------------
FOREIGN BONDS (1.8%)
----------------------------------------------------------------
  ABN AMRO Holding NV
   7.25%, 5/31/05                                1,000     1,028
  Italy Global Bond
   6.875%, 9/27/23                               1,000       912
  Japanese Financial Corp.
   7.375%, 4/27/05                               1,000     1,062
  Philips Electronics
   7.75%, 4/15/04                                1,000     1,058
  Toronto Dominion Bank
   6.45%, 1/15/09                                1,000       952
----------------------------------------------------------------
TOTAL FOREIGN BONDS
  (Cost $4,914)                                            5,012
----------------------------------------------------------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (13.2%)
----------------------------------------------------------------
  Federal Home Loan Bank
   7.66%, 7/20/04                                1,000     1,079
  U.S. Treasury Bonds
   7.125%, 2/15/23                               3,000     3,184
   7.25%, 5/15/16                                7,500     8,017
   7.50%, 11/15/16                               8,000     8,776
  U.S. Treasury Notes
   6.375%, 8/15/02                               4,000     4,060
   7.25%, 8/15/04                                2,000     2,139
   7.75%, 12/31/99                               5,000     5,320
   7.875%, 11/15/04                              4,000     4,448
----------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (Cost $34,492)                              37,023
----------------------------------------------------------------

                                                  Face    Market
                                                Amount     Value
                                                 (000)    (000)+
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.0%)
----------------------------------------------------------------
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account 6.41%, 10/2/95
   (Cost $5,652)                               $5,652   $  5,652
----------------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
  (Cost $227,497)                                        277,012
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
----------------------------------------------------------------
  Other Assets--Notes C and F                              8,097
  Liabilities--Note F                                     (5,338)
                                                       ---------
                                                           2,759
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
  Applicable to 20,983,498 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)              $279,771
----------------------------------------------------------------
NET ASSETS VALUE PER SHARE                                $13.33
================================================================

+See Note A to Financial Statements.
ADR--American Depository Receipt.


----------------------------------------------------------------
AT SEPTEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                                Amount       Per
                                                 (000)     Share
                                              --------    ------
  Paid in Capital                             $228,956    $10.91
  Undistributed Net
   Investment Income                             2,779       .13
  Accumulated Net
   Realized Losses--Note D                      (1,479)     (.07)
  Unrealized Appreciation
   of Investments--Note E                       49,515      2.36
----------------------------------------------------------------
NET ASSETS                                    $279,771    $13.33
----------------------------------------------------------------


                                                          Market
                                                           Value
EQUITY INDEX PORTFOLIO                          Shares    (000)+
----------------------------------------------------------------
COMMON STOCKS (98.9%)(1)
----------------------------------------------------------------
  General Electric Co.                         107,568  $  6,858
  AT&T Corp.                                   100,564     6,612
  Exxon Corp.                                   78,715     5,687
  The Coca-Cola Co.                             80,381     5,546
  Philip Morris Cos., Inc.                      53,223     4,444
  Merck & Co., Inc.                             78,728     4,409
  Royal Dutch Petroleum Co. ADR                 33,995     4,173
  Wal-Mart Stores, Inc.                        145,542     3,620
  International Business
   Machines Corp.                               36,016     3,399
* Microsoft Corp.                               37,275     3,373
  Procter & Gamble Co.                          43,622     3,359
  Intel Corp.                                   52,314     3,145
  Johnson & Johnson                             41,127     3,049
  Motorola, Inc.                                37,356     2,853
  Hewlett-Packard Co.                           32,424     2,703
  American International Group, Inc.            30,090     2,558
  PepsiCo, Inc.                                 49,952     2,548
  Mobil Corp.                                   25,149     2,506
  E.I. du Pont de Nemours & Co.                 35,320     2,428
  GTE Corp.                                     61,835     2,427
  Bristol-Myers Squibb Co.                      32,275     2,352
  BellSouth Corp.                               31,652     2,315
  General Motors Corp.                          47,614     2,232
  Pfizer, Inc.                                  40,268     2,149
  Abbott Laboratories, Inc.                     50,328     2,145
  SBC Communications Inc.                       38,565     2,122
  Ford Motor Co.                                68,158     2,121
  Amoco Corp.                                   31,497     2,020
  Chevron Corp.                                 41,530     2,019
  The Walt Disney Co.                           33,110     1,900
  Ameritech Corp.                               35,336     1,842
  Federal National Mortgage Assn.               17,374     1,798
  Citicorp                                      25,116     1,777
  Bell Atlantic Corp.                           27,669     1,698
  McDonald's Corp.                              44,193     1,690
  American Home Products Corp.                  19,675     1,670
  Eli Lilly & Co.                               17,551     1,577
  Minnesota Mining &
   Manufacturing Co.                            26,809     1,515
  The Boeing Co.                                21,748     1,484
  BankAmerica Corp.                             23,913     1,432
  U S WEST, Inc.                                29,829     1,406
  American Express Co.                          30,857     1,369
  Columbia/HCA Healthcare Corp.                 28,105     1,367
  Gillette Co.                                  27,978     1,333
  Unilever NV ADR                               10,164     1,321
  NYNEX Corp.                                   27,145     1,296
  Dow Chemical Co.                              17,277     1,287
  Eastman Kodak Co.                             21,706     1,286

                                                          Market
EQUITY INDEX                                               Value
PORTFOLIO (continued)                           Shares    (000)+
----------------------------------------------------------------
  Chrysler Corp.                                24,168  $  1,281
  Home Depot, Inc.                              30,330     1,209
  Schering-Plough Corp.                         23,472     1,209
* Cisco Systems, Inc.                           17,113     1,181
  NationsBank, Inc.                             17,302     1,164
  Capital Cities/ABC, Inc.                       9,763     1,148
  MCI Communications Corp.                      42,922     1,116
  Atlantic Richfield Co.                        10,169     1,092
* Viacom International Class B                  21,867     1,088
  Travelers Group Inc.                          20,199     1,073
  Texaco Inc.                                   16,500     1,066
* Oracle Corp.                                  27,669     1,058
  Micron Technology Inc.                        12,997     1,033
  Emerson Electric Co.                          14,340     1,025
  Anheuser-Busch Co., Inc.                      16,135     1,006
  Allstate Corp.                                28,358     1,003
  Southern Co.                                  42,425     1,002
  Kellogg Co.                                   13,829     1,001
  Schlumberger Ltd.                             15,300       998
  Chemical Banking Corp.                        15,943       971
  Time Warner, Inc.                             24,351       968
* AirTouch Communications                       31,178       955
  Texas Instruments, Inc.                       11,861       947
  Xerox Corp.                                    6,849       920
  J.P. Morgan & Co., Inc.                       11,843       916
  ITT Corp.                                      7,388       916
  Sears, Roebuck & Co.                          24,707       911
  Banc One Corp.                                24,869       908
  Sara Lee Corp.                                30,254       900
  WMX Technologies Inc.                         30,719       875
  Union Pacific Corp.                           12,998       861
  Lockheed Martin Corp.                         12,748       856
  The Seagram Co. Ltd.                          23,519       844
  Pacific Telesis Group                         27,239       838
* Amgen, Inc.                                   16,699       833
* COMPAQ Computer Corp.                         16,802       813
  Warner-Lambert Co.                             8,527       812
  Pacific Gas & Electric Co.                    27,105       810
  General Re Corp.                               5,254       793
  Campbell Soup Co.                             15,753       792
  AlliedSignal Inc.                             17,906       790
  Federal Home Loan Mortgage Corp.              11,414       789
  Medtronic, Inc.                               14,664       788
  Sprint Corp.                                  22,013       770
  Monsanto Co.                                   7,341       740
  Baxter International, Inc.                    17,721       729
  J.C. Penney Co., Inc.                         14,656       727
* Tele-Communications Inc. Class A              41,203       721
  Caterpillar, Inc.                             12,583       716
  H.J. Heinz Co.                                15,341       702
  Merrill Lynch & Co., Inc.                     11,100       694
  The Chase Manhattan Corp.                     11,339       693
  Kimberly-Clark Corp.                          10,265       689
  May Department Stores Co.                     15,736       688
  United Technologies Corp.                      7,762       686
  International Paper Co.                       16,198       680
  Norwest Corp.                                 20,735       679
  Raytheon Co.                                   7,680       653
  Rockwell International Corp.                  13,809       652
  Burlington Northern Santa Fe Corp.            14,703       650
  Computer Associates
   International, Inc.                          15,163       641
  Norfolk Southern Corp.                         8,363       625
  ConAgra, Inc.                                 15,651       620
  Automatic Data Processing, Inc.                9,068       618
  Colgate-Palmolive Co.                          9,259       617
  The Dun & Bradstreet Corp.                    10,634       615
  CPC International, Inc.                        9,199       607
  Dean Witter Discover & Co.                    10,782       606
  PPG Industries, Inc.                          13,025       606
  Aluminum Co. of America                       11,345       600
  Weyerhaeuser Co.                              13,002       593
  McDonnell Douglas Corp.                        7,119       589
  Barrick Gold Corp.                            22,501       582
  Northern Telecom Ltd.                         16,148       575
  Wells Fargo & Co.                              3,089       573
* Applied Materials, Inc.                        5,586       571
  Duke Power Co.                                13,001       564
  General Mills, Inc.                           10,067       561
  The Bank of New York Co., Inc.                12,049       560
  CSX Corp.                                      6,654       560
  Albertson's, Inc.                             16,199       553
  First Union Corp.                             10,802       551
  Phillips Petroleum Co.                        16,709       543
  Loews Corp.                                    3,700       538
  Enron Corp.                                   16,059       538
  United Healthcare Corp.                       10,988       537
  Archer-Daniels-Midland Co.                    34,831       536
  AMP, Inc.                                     13,698       527
  Tenneco, Inc.                                 11,361       525
  The Chubb Corp.                                5,459       524
  Aetna Life & Casualty Co.                      7,105       521
  KeyCorp                                       14,909       511
  Georgia-Pacific Corp.                          5,782       506
  American Brands, Inc.                         11,839       500
  Nike, Inc. Class B                             4,495       500
  SCEcorp                                       28,094       499
  Texas Utilities Co.                           14,166       494
  The Upjohn Co.                                10,941       488
  American General Corp.                        12,972       485
  First Interstate Bancorp.                      4,782       482
  Gannett Co., Inc.                              8,796       480
  SunTrust Banks, Inc.                           7,245       479
  CIGNA Corp.                                    4,589       478

                                                          Market
                                                           Value
                                                Shares    (000)+
----------------------------------------------------------------
  FPL Group, Inc.                               11,646  $    476
  Morgan Stanley Group, Inc.                     4,900       471
* Toys R Us, Inc.                               17,418       470
  First Data Corp.                               7,507       465
  Wachovia Corp.                                10,782       465
  Scott Paper Co.                                9,509       461
  Public Service Enterprise Group Inc.          15,468       460
  Alcan Aluminium Ltd.                          14,112       457
  Consolidated Edison Co. of
   New York, Inc.                               14,755       448
  Occidental Petroleum Corp.                    20,369       448
  Unocal Corp.                                  15,599       445
  Deere & Co.                                    5,446       443
  Walgreen Co.                                  15,728       440
  Illinois Tool Works, Inc.                      7,408       436
* Novell, Inc.                                  23,545       430
* DSC Communications Corp.                       7,250       430
  Hercules, Inc.                                 7,378       428
  The Limited, Inc.                             22,435       426
  American Electric Power Co., Inc.             11,700       426
* Digital Equipment Corp.                        9,243       422
  Kmart Corp.                                   28,653       415
  Mellon Bank Corp.                              9,230       412
  Corning, Inc.                                 14,348       411
  Unicom Corp.                                  13,554       410
  Dominion Resources, Inc.                      10,896       410
  Mattel, Inc.                                  13,898       408
* Boston Scientific Corp.                        9,542       407
  Browning-Ferris Industries, Inc.              13,329       405
  Marsh & McLennan Cos., Inc.                    4,595       404
  PNC Bank Corp.                                14,457       403
  PECO Energy Corp.                             13,985       400
  Pitney Bowes, Inc.                             9,527       400
  W.R. Grace & Co.                               5,992       400
  Placer Dome Group, Inc.                       15,083       396
  MBNA Corp.                                     9,405       391
  NBD Bancorp                                   10,163       389
  First Chicago Corp.                            5,638       387
  Household International, Inc.                  6,170       383
* CUC International, Inc.                       10,939       382
  Ralston-Purina Group                           6,564       380
* Sun Microsystems, Inc.                         6,025       380
  The Goodyear Tire & Rubber Co.                 9,549       376
  R.R. Donnelley & Sons Co.                      9,627       375
  Entergy Corp.                                 14,350       375
  Westinghouse Electric Corp.                   24,800       372
  Wrigley, (Wm.) Jr.                             7,329       370
  USX-Marathon Group                            18,719       370
  Houston Industries, Inc.                       8,302       366
  Textron, Inc.                                  5,360       366
  Air Products & Chemicals, Inc.                 7,003       365
  U.S. Healthcare, Inc.                         10,145       359
  ALLTEL Corp.                                  11,942       357
  UST Inc.                                      12,393       355
  Barnett Banks, Inc.                            6,157       349
  Bankers Trust New York Corp.                   4,928       346
* AMR Corp.                                      4,793       346
  Conrail, Inc.                                  5,028       346
  Honeywell, Inc.                                8,016       344
  Union Carbide Corp.                            8,618       343
* Silicon Graphics, Inc.                         9,939       342
  PacifiCorp                                    17,972       341
  Dayton-Hudson Corp.                            4,486       340
  Fleet Financial Group, Inc.                    8,999       340
  Eastman Chemical                               5,294       339
  International Flavors &
   Fragrances, Inc.                              7,007       338
  CoreStates Financial Corp.                     9,209       337
  First Fidelity Bancorp.                        4,994       337
  Bank of Boston Corp.                           7,026       335
  Carolina Power & Light Co.                     9,853       331
  The Gap, Inc.                                  9,173       330
  Champion International Corp.                   6,104       329
  CBS, Inc.                                      4,115       329
  Genuine Parts Co.                              7,846       315
  Sysco Corp.                                   11,490       313
  St. Paul Cos., Inc.                            5,355       313
  Avon Products, Inc.                            4,347       312
  Hershey Foods Corp.                            4,845       312
  Burlington Resources, Inc.                     8,030       311
  Central & South West Corp.                    12,126       309
  Loral Corp.                                    5,390       307
* Cabletron Systems, Inc.                        4,643       306
  Tyco International Ltd.                        4,853       306
  Transamerica Corp.                             4,288       306
  Lowes Cos., Inc.                              10,135       304
  TRW, Inc.                                      4,043       301
  Halliburton Co.                                7,202       301
  Detroit Edison Co.                             9,186       296
  Marriott International                         7,903       295
  Boatmen's Bancshares, Inc.                     7,978       295
  Alco Standard Corp.                            3,469       294
  Fluor Corp.                                    5,242       294
  Freeport-McMoRan Copper &
   Gold Inc. Class B                            11,400       292
  Morton International, Inc.                     9,391       291
* Federal Express Corp.                          3,498       290
  National City Corp.                            9,298       287
  Winn Dixie Stores, Inc.                        4,813       287
  Amerada Hess Corp.                             5,878       286
  Great Lakes Chemical Corp.                     4,225       286
  Apple Computer, Inc.                           7,646       285
  The Quaker Oats Co.                            8,559       284
  Lincoln National Corp.                         5,987       282
  Rubbermaid, Inc.                              10,167       281
  Phelps Dodge Corp.                             4,474       280

                                                          Market
EQUITY INDEX                                               Value
PORTFOLIO (continued)                           Shares    (000)+
----------------------------------------------------------------
  CINergy Corp.                                  9,973   $   278
  Dresser Industries, Inc.                      11,587       277
  Dover Corp.                                    7,230       277
  Tribune Co.                                    4,151       276
  Shawmut National Corp.                         8,190       275
  Masco Corp.                                    9,929       273
  American Stores Co.                            9,480       269
  Whirlpool Corp.                                4,590       265
  Eaton Corp.                                    5,000       265
* The Kroger Co.                                 7,751       265
  Becton, Dickinson & Co.                        4,180       263
  Inco Ltd.                                      7,607       261
  Salomon, Inc.                                  6,783       259
  The McGraw-Hill Cos.                           3,167       259
  SAFECO Corp.                                   3,940       258
  Rohm & Haas Co.                                4,263       257
  H & R Block, Inc.                              6,768       257
  Williams Cos., Inc.                            6,510       254
  Panhandle Eastern Corp.                        9,287       253
  Pioneer Hi Bred International                  5,488       252
  Union Camp Corp.                               4,375       252
  Ingersoll-Rand Co.                             6,667       250
  Newell Co.                                    10,075       249
  Providian Corp.                                6,008       249
  Nucor Corp.                                    5,569       249
  Tandy Corp.                                    4,097       249
  UNUM Corp.                                     4,647       245
  Union Electric Co.                             6,547       245
* Tellabs, Inc.                                  5,798       244
  Service Corp. International                    6,162       241
  Willamette Industries, Inc.                    3,587       239
  Praxair, Inc.                                  8,921       239
  Consolidated Natural Gas Co.                   5,888       238
  Baltimore Gas & Electric Co.                   9,151       237
  Cooper Industries, Inc.                        6,684       236
  The Clorox Co.                                 3,288       235
  Reynolds Metals Co.                            4,033       233
* Computer Sciences Corp.                        3,582       231
  General Public Utilities Corp.                 7,392       230
  Engelhard Corp.                                9,033       229
  Dillard Department Stores Class A              7,106       227
  Newmont Mining Corp.                           5,329       226
  Melville Corp.                                 6,562       226
  Dow Jones & Co., Inc.                          6,131       226
  Southwest Airlines Co.                         8,888       224
* Tenet Healthcare Corp.                        12,897       224
  Ohio Edison Co.                                9,723       221
  Delta Air Lines, Inc.                          3,171       220
  Nordstrom, Inc.                                5,243       219
  Coastal Corp.                                  6,463       217
* Crown Cork & Seal Co., Inc.                    5,580       216
* Price/Costco Inc.                             12,518       214
  National Semiconductor Corp.                   7,729       214
  General Dynamics Corp.                         3,880       213
  Times Mirror Co. Class A                       7,338       211
  Great Western Financial Corp.                  8,716       207
  The Mead Corp.                                 3,508       206
  Premark International, Inc.                    4,029       205
  Republic New York Corp.                        3,478       203
  VF Corp.                                       3,930       200
* St. Jude Medical, Inc.                         3,152       199
  W.W. Grainger, Inc.                            3,280       198
  Interpublic Group of Cos., Inc.                4,866       193
  Northrop Grumman Corp.                         3,162       192
  Harcourt General, Inc.                         4,585       192
* Harrah's Entertainment, Inc.                   6,557       192
  Sherwin-Williams Co.                           5,462       191
  Jefferson-Pilot Corp.                          2,970       191
  Mallinckrodt Group, Inc.                       4,810       191
  Circuit City Stores, Inc.                      6,012       190
  Westvaco Corp.                                 4,160       190
  Advanced Micro Devices, Inc.                   6,516       190
  Torchmark Corp.                                4,497       189
  Hilton Hotels Corp.                            2,959       189
  Northern States Power Co.                      4,154       188
  Black & Decker Corp.                           5,512       188
  Kerr-McGee Corp.                               3,374       187
  Temple-Inland Inc.                             3,501       186
  H.F. Ahmanson & Co.                            7,231       183
  Golden West Financial Corp.                    3,626       183
  Knight-Ridder, Inc.                            3,068       180
  Dana Corp.                                     6,208       179
  Baker Hughes, Inc.                             8,754       178
  Parker Hannifin Corp.                          4,595       175
* FMC Corp.                                      2,294       174
  Sonat, Inc.                                    5,366       172
  Beneficial Corp.                               3,284       172
  U.S. Bancorp                                   6,064       171
  Pall Corp.                                     7,356       171
  Reebok International Ltd.                      4,952       170
  James River Corp.                              5,241       168
  Deluxe Corp.                                   5,049       167
  Brown-Forman Corp. Class B                     4,299       167
  Hasbro, Inc.                                   5,367       167
  New York Times Co. Class A                     5,982       164
  Cyprus Amax Minerals Co.                       5,730       161
* Western Atlas Inc.                             3,364       159
  Johnson Controls, Inc.                         2,518       159
  Louisiana-Pacific Corp.                        6,582       159
  USX-U.S. Steel Group                           5,078       157
  Comcast Corp. Class A Special                  7,729       155
  Sigma Aldrich Corp.                            3,169       154
* Andrew Corp.                                   2,516       153
  Rite Aid Corp.                                 5,352       150
  Comcast Corp. Class A                          7,531       150
  Bausch & Lomb, Inc.                            3,616       150

                                                          Market
                                                           Value
                                                Shares    (000)+
----------------------------------------------------------------
  Laidlaw Inc. Class B                          17,042  $    149
  Nalco Chemical Co.                             4,369       149
  The Dial Corp.                                 5,874       145
* Owens-Corning Fiberglas Corp.                  3,253       145
  Allergan, Inc.                                 4,318       144
  Homestake Mining Co.                           8,467       144
  Avery Dennison Corp.                           3,405       143
  American Greetings Corp. Class A               4,578       140
  Wendy's International, Inc.                    6,541       138
  Harris Corp.                                   2,510       138
  Ashland Inc.                                   4,126       138
  Whitman Corp.                                  6,663       137
  Manor Care Inc.                                4,026       137
  Autodesk, Inc.                                 3,060       134
  Pacific Enterprises                            5,320       134
  USF&G Corp.                                    6,844       133
  Woolworth Corp.                                8,309       131
* Ceridian Corp.                                 2,940       130
  Millipore Corp.                                3,465       130
  Echlin, Inc.                                   3,614       129
  Armstrong World Industries Inc.                2,301       128
  Ryder System, Inc.                             5,015       127
  Raychem Corp.                                  2,824       127
* Biomet, Inc.                                   7,319       126
  Brunswick Corp.                                6,202       126
  Roadway Services, Inc.                         2,510       125
  Cooper Tire & Rubber Co.                       5,148       125
  Pennzoil Co.                                   2,837       124
  Moore Corp. Ltd.                               6,130       123
  SuperValu Inc.                                 4,188       123
  Tektronix, Inc.                                2,068       122
  Liz Claiborne, Inc.                            4,824       122
  Sun Co., Inc.                                  4,705       121
  Maytag Corp.                                   6,878       120
* ALZA Corp.                                     5,209       120
* Columbia Gas Systems, Inc.                     3,073       119
  The Stanley Works                              2,735       119
  Boise Cascade Corp.                            2,936       119
  Stone Container Corp.                          6,179       117
  Giant Food, Inc. Class A                       3,719       117
  Niagara Mohawk Power Corp.                     8,862       116
  Paccar, Inc.                                   2,480       116
* Darden Restaurants Inc.                       10,067       116
  The BF Goodrich Co.                            1,739       115
  Polaroid Corp.                                 2,853       113
  Federal Paper Board Co., Inc.                  2,936       113
  Ecolab, Inc.                                   4,013       111
* Varity Corp.                                   2,491       111
  C.R. Bard, Inc.                                3,583       109
  Santa Fe Pacific Gold Corp.                    8,293       105
  Pep Boys (Manny, Moe & Jack)                   3,820       104
  Worthington Industries, Inc.                   5,586       103
* Fruit of the Loom, Inc.                        4,858       100
  Cummins Engine Co., Inc.                       2,599       100
  Snap-On Inc.                                   2,619       100
  Mercantile Stores Co., Inc.                    2,199        99
  United States Surgical Corp.                   3,693        99
* Bethlehem Steel Corp.                          6,926        98
  Harnischfeger Industries Inc.                  2,919        97
  Teledyne Inc.                                  3,500        95
  Perkin-Elmer Corp.                             2,608        93
* Tandem Computers, Inc.                         7,408        91
  Bemis Co., Inc.                                3,277        91
* Beverly Enterprises Inc.                       6,479        89
  National Service Industries, Inc.              2,963        87
* Oryx Energy Co.                                6,510        85
  NICOR, Inc.                                    3,089        84
  General Signal Corp.                           2,839        83
  ASARCO, Inc.                                   2,625        83
  Scientific-Atlanta, Inc.                       4,895        83
* Unisys Corp.                                  10,305        81
* King World Productions, Inc.                   2,201        81
  Echo Bay Mines Ltd.                            7,381        80
  The Timkin Co.                                 1,865        80
  Thomas & Betts Corp.                           1,201        78
  Foster Wheeler Corp.                           2,193        78
  Potlatch Corp.                                 1,857        76
  Briggs & Stratton Corp.                        1,860        75
  Alexander & Alexander Services, Inc.           2,931        71
  Pittston Services Group                        2,617        71
  ENSERCH Corp.                                  4,258        70
  Louisiana Land & Exploration Co.               1,970        70
  Meredith Corp.                                 1,761        70
  Ogden Corp.                                    2,951        69
  Inland Steel Industries, Inc.                  3,027        69
  McDermott International, Inc.                  3,471        69
* Amdahl Corp.                                   7,121        69
  Cincinnati Milacron, Inc.                      2,170        68
  EG & G, Inc.                                   3,393        66
  Great Atlantic & Pacific Tea Co., Inc.         2,306        65
  Crane Co.                                      1,866        64
  Russell Corp.                                  2,514        64
  Peoples Energy Corp.                           2,285        63
  USLIFE Corp.                                   2,136        62
  Consolidated Freightways, Inc.                 2,517        62
  NorAm Energy Corp.                             7,550        59
  Trinova Corp.                                  1,754        59
  Ball Corp.                                     1,946        58
  Fleming Cos., Inc.                             2,388        57
  TJX Cos., Inc.                                 4,786        57
  Jostens Inc.                                   2,412        57
  First Mississippi Corp.                        1,408        56
  Shared Medical Systems Corp.                   1,323        55
* Santa Fe Energy Resources, Inc.                5,735        54
  Longs Drug Stores, Inc.                        1,310        54
  Alberto-Culver Co. Class B                     1,751        53

                                                          Market
EQUITY INDEX                                               Value
PORTFOLIO (continued)                           Shares    (000)+
----------------------------------------------------------------
  Safety-Kleen Corp.                             3,608  $     53
  Fleetwood Enterprises, Inc.                    2,644        53
* Viacom International Class A                   1,056        53
* Navistar International Corp.                   4,335        52
  Centex Corp.                                   1,757        51
  Springs Industries Inc. Class A                1,203        47
* USAir Group, Inc.                              4,001        46
  Pulte Corp.                                    1,539        44
* Armco, Inc.                                    6,637        43
  ONEOK, Inc.                                    1,845        43
  Eastern Enterprises                            1,313        42
* Freeport-McMoRan Copper &
   Gold Inc. Class A                             1,600        41
  Helmerich & Payne, Inc.                        1,433        40
* Rowan Cos., Inc.                               5,331        40
  John H. Harland Co.                            1,779        39
  Adolph Coors Co. Class B                       2,205        39
  NACCO Industries, Inc. Class                   A 648        38
* Intergraph Corp.                               2,951        35
* Cray Research, Inc.                            1,538        34
  Stride Rite Corp.                              2,971        34
  Giddings & Lewis, Inc.                         1,917        33
  Luby's Cafeterias, Inc.                        1,535        33
* Bally Entertainment Corp.                      3,021        33
  Community Psychiatric Centers                  2,742        32
* Shoney's Inc.                                  2,918        32
  Outboard Marine Corp.                          1,307        28
  Charming Shoppes, Inc.                         5,950        27
* Ryan's Family Steak Houses, Inc.               3,387        26
* Data General Corp.                             2,487        26
  Kaufman & Broad Home Corp.                     1,965        25
* Zenith Electronics Corp.                       2,518        22
  Yellow Corp.                                   1,552        21
  Bassett Furniture Industries, Inc.               700        18
  Zurn Industries, Inc.                            667        17
  Brown Group, Inc.                                896        16
* Liberty Media Group Class A                      596        16
  Morrison-Knudsen Co., Inc.                     1,958        15
  Handleman Co.                                  1,580        14
  Brunos Inc.                                      132         1
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $208,266)                                        273,130
----------------------------------------------------------------


                                                   Face   Market
                                                 Amount    Value
                                                  (000)   (000)+
----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.2%)
----------------------------------------------------------------
U.S. TREASURY BILL--Note E
   5.40%, 12/21/95                             $   200  $    198
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   6.41%, 10/2/95                                3,066     3,066
----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $3,264)                                            3,264
----------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (Cost $211,530)                                        276,394
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.1%)
----------------------------------------------------------------
  Other Assets--Note C                                       789
  Liabilities                                             (1,101)
                                                        --------
                                                            (312)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
  Applicable to 17,599,057 outstanding
   shares of beneficial interest
   (unlimited authorization-no par value)               $276,082
----------------------------------------------------------------
NET ASSET VALUE PER SHARE                                 $15.69
================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.
(1) The combined market value of common stocks and Standard & Poor's 500 Index Futures Contracts represents 100.0% of net assets. See Note E.
ADR--American Depository Receipt.

----------------------------------------------------------------
AT SEPTEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                                Amount       Per
                                                 (000)     Share
                                              --------   -------
  Paid in Capital                             $205,829    $11.70
  Undistributed Net
   Investment Income                             3,126       .18
  Accumulated Net Realized Gains                 2,207       .12
  Unrealized Appreciation of
   Investments--Note E                          64,920      3.69
----------------------------------------------------------------
NET ASSETS                                    $276,082    $15.69
----------------------------------------------------------------

                                                          Market
                                                           Value
EQUITY INCOME PORTFOLIO                         Shares    (000)+
----------------------------------------------------------------
COMMON STOCKS (99.2%)
----------------------------------------------------------------
BASIC MATERIALS (5.4%)
  ARCO Chemical Co.                             16,200  $    790
  Dow Chemical Co.                              22,800     1,699
  E.I. du Pont de Nemours & Co.                 10,100       694
  Kimberly-Clark Corp.                           1,100        74
  Monsanto Co.                                   7,500       756
  Potlatch Corp.                                 9,700       396
  Union Camp Corp.                               9,100       524
                                                        --------
      GROUP TOTAL                                          4,933
                                                        --------
----------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (.6%)
  Thomas & Betts Corp.                           8,700       562
                                                        --------
----------------------------------------------------------------
CONSUMER CYCLICALS (7.6%)
  Deluxe Corp.                                  10,800       358
  The Dun & Bradstreet Corp.                    24,500     1,418
  Eastman Kodak Co.                             18,000     1,066
  John H. Harland Co.                           23,400       518
  Kmart Corp.                                   85,000     1,232
  The McGraw-Hill Cos.                           6,600       540
  Melville Corp.                                12,500       431
  National Service Industries, Inc.              5,400       158
  J.C. Penney Co., Inc.                         11,500       571
* Woolworth Corp.                               42,800       674
                                                        --------
      GROUP TOTAL                                          6,966
                                                        --------
----------------------------------------------------------------
CONSUMER STAPLES (8.5%)
  American Brands, Inc.                         46,500     1,965
  The Clorox Co.                                 8,600       614
  General Mills, Inc.                            9,900       552
  H.J. Heinz Co.                                 9,100       416
  Philip Morris Cos., Inc.                      29,700     2,480
  The Quaker Oats Co.                            8,900       295
  SuperValu Inc.                                 7,800       229
  Tambrands, Inc.                               15,600       684
  UST Inc.                                      17,000       487
                                                        --------
      GROUP TOTAL                                          7,722
                                                        --------
----------------------------------------------------------------
ENERGY (15.2%)
  Amoco Corp.                                   18,200     1,167
  Atlantic Richfield Co.                        19,500     2,094
  Chevron Corp.                                 44,600     2,169
  Exxon Corp.                                   30,800     2,225
  Mobil Corp.                                   22,400     2,232
  Phillips Petroleum Co.                        11,200       364
  Royal Dutch Petroleum Co. ADR                  4,900       601
  Sun Co., Inc.                                 18,658       480
  Texaco Inc.                                   30,500     1,971
  USX-Marathon Group                            32,300       638
                                                        --------
      GROUP TOTAL                                         13,941
                                                        --------
----------------------------------------------------------------
FINANCIAL (16.7%)
  Aetna Life & Casualty Co.                     11,700       859
  H.F. Ahmanson & Co.                           39,000       990
  American Express Co.                           8,200       364
  American General Corp.                        19,300       721
  Banc One Corp.                                12,900       471
  Bankers Trust New York Corp.                  12,600       885
  Barnett Banks, Inc.                            6,200       351
  Boatmen's Bancshares, Inc.                    10,500       389
  CIGNA Corp.                                   10,600     1,104
  CoreStates Financial Corp.                    15,300       560
  First Union Corp.                              9,900       505
  Fleet Financial Group, Inc.                   10,600       400
  Great Western Financial Corp.                 56,800     1,349
  KeyCorp                                        9,000       308
  Lincoln National Corp.                        16,300       768
  Marsh & McLennan Cos., Inc.                    9,200       808
  Mellon Bank Corp.                              6,350       283
  J.P. Morgan & Co., Inc.                       11,600       898
  NBD Bancorp                                   13,600       520
  NationsBank, Inc.                              7,100       478
  PNC Bank Corp.                                24,100       672
  SAFECO Corp.                                   7,800       511
  U.S. Bancorp                                  16,900       477
  Wachovia Corp.                                14,800       638
                                                        --------
      GROUP TOTAL                                         15,309
                                                        --------
----------------------------------------------------------------
HEALTH CARE (14.1%)
  American Home Products Corp.                  28,600     2,428
  Baxter International, Inc.                    10,800       444
  Bristol-Myers Squibb Co.                      36,300     2,645
  Eli Lilly & Co.                               33,200     2,984
  Merck & Co., Inc.                             27,200     1,523
  The Upjohn Co.                                47,000     2,097
  Warner-Lambert Co.                             8,300       791
                                                        --------
      GROUP TOTAL                                         12,912
                                                        --------
----------------------------------------------------------------
UTILITIES (28.2%)
  Allegheny Power System, Inc.                  24,700       630
  Ameritech Corp.                               40,200     2,095
  Baltimore Gas & Electric Co.                  23,700       613
  Bell Atlantic Corp.                           28,700     1,761
  BellSouth Corp.                               21,700     1,587
  Central & South West Corp.                    18,600       474
  Consolidated Edison Co. of
   New York, Inc.                               14,000       425
  Consolidated Natural Gas Co.                  28,100     1,135
  Dominion Resources, Inc.                      13,600       512
  Duke Power Co.                                 9,600       416
  FPL Group, Inc.                               17,100       699
  GTE Corp.                                     55,300     2,171
  NICOR, Inc.                                   17,700       482
  Northern States Power Co.                      9,500       431

                                                          Market
EQUITY INCOME                                              Value
PORTFOLIO (continued)                           Shares    (000)+
----------------------------------------------------------------
  NYNEX Corp.                                   43,900  $  2,096
  Oklahoma Gas & Electric Co.                   15,900       598
  PP&L Resources Inc.                           19,800       463
  Pacific Enterprises                           19,500       490
  Pacific Telesis Group                         21,400       658
  PacifiCorp                                    61,200     1,163
  Potomac Electric Power Co.                    26,300       638
  Public Service Enterprise Group Inc.          25,500       759
  SCEcorp                                       45,600       809
  SCANA Corp.                                   25,100       602
  Southern New England
   Telecommunications Corp.                      8,000       283
  TECO Energy, Inc.                             25,700       601
  Texas Utilities Co.                           18,400       642
  Union Electric Co.                            15,300       572
  U S WEST, Inc.                                35,200     1,659
  Wisconsin Energy Corp.                        11,400       322
                                                        --------
      GROUP TOTAL                                         25,786
                                                        --------
----------------------------------------------------------------
MISCELLANEOUS (2.9%)
  Hanson PLC ADR                                53,900       876
  Minnesota Mining &
   Manufacturing Co.                            10,800       610
  Ogden Corp.                                   48,400     1,138
                                                        --------
      GROUP TOTAL                                          2,624
                                                        --------
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $79,361)                                          90,755
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.1%)
----------------------------------------------------------------
                                                  Face    Market
                                                Amount     Value
                                                 (000)    (000)+
                                              --------   -------
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account 6.41%, 10/2/95
   (Cost $1,008)                              $  1,008     1,008
----------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (Cost $80,369)                                          91,763
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.3%)
----------------------------------------------------------------
  Other Assets--Notes C and F                           $    780
  Liabilities--Note F                                     (1,051)
                                                        --------
                                                            (271)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
  Applicable to 7,626,646 outstanding
    shares of beneficial interest
    (unlimited authorization--
    no par value)                                        $91,492
----------------------------------------------------------------
NET ASSET VALUE PER SHARE                                 $12.00
================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.
ADR--American Depository Receipt.

----------------------------------------------------------------
AT SEPTEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                                Amount       Per
                                                 (000)     Share
                                               -------    ------
  Paid in Capital                              $78,597    $10.31
  Undistributed Net
   Investment Income                             1,001       .13
  Accumulated Net Realized Gains                   500       .07
  Unrealized Appreciation of
   Investments--Note E                          11,394      1.49
----------------------------------------------------------------
NET ASSETS                                     $91,492    $12.00
----------------------------------------------------------------

                                                          Market
                                                           Value
GROWTH PORTFOLIO                                Shares    (000)+
----------------------------------------------------------------
COMMON STOCKS (94.2%)
----------------------------------------------------------------
BASIC MATERIALS (1.6%)
  W.R. Grace & Co.                              17,300   $ 1,155
  Kimberly-Clark Corp.                          13,100       879
  Scott Paper Co.                               12,300       597
                                                         -------
      GROUP TOTAL                                          2,631
                                                         -------
----------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (6.9%)
  Duracell International, Inc.                  46,400     2,082
  General Electric Co.                         114,800     7,319
  Honeywell, Inc.                               20,300       870
  Illinois Tool Works, Inc.                     14,700       865
                                                         -------
      GROUP TOTAL                                         11,136
                                                         -------
----------------------------------------------------------------
CONSUMER CYCLICALS (14.2%)
  Carnival Cruise Lines, Inc.                   41,600       998
  The Walt Disney Co.                           80,400     4,613
  Lowes Cos., Inc.                              94,700     2,841
  May Department Stores Co.                     71,600     3,132
  McDonald's Corp.                             101,000     3,863
  Nordstrom, Inc.                                8,300       347
  Wal-Mart Stores, Inc.                        287,900     7,162
                                                         -------
      GROUP TOTAL                                         22,956
                                                         -------
----------------------------------------------------------------
CONSUMER STAPLES (20.6%)
  Campbell Soup Co.                             17,100       859
  The Coca-Cola Co.                             92,100     6,355
  Gillette Co.                                 109,200     5,201
  PepsiCo, Inc.                                146,800     7,487
  Philip Morris Cos., Inc.                      89,900     7,506
  Procter & Gamble Co.                          75,300     5,798
                                                         -------
      GROUP TOTAL                                         33,206
                                                         -------
----------------------------------------------------------------
ENERGY (1.5%)
* Renaissance Energy Ltd.                       60,900     1,368
* Talisman Energy, Inc.                         56,300     1,092
                                                         -------
      GROUP TOTAL                                          2,460
                                                         -------
----------------------------------------------------------------
FINANCIAL (7.9%)
  American International Group, Inc.            50,050     4,254
  Chemical Banking Corp.                        25,200     1,534
  Federal National Mortgage Assn.               53,100     5,495
  First Financial Management                     5,200       508
  Norwest Corp.                                 27,500       901
                                                         -------
      GROUP TOTAL                                         12,692
                                                         -------
----------------------------------------------------------------
HEALTH CARE (14.0%)
  Abbott Laboratories, Inc.                     33,900     1,445
  American Home Products Corp.                  29,500     2,504
  Glaxo Wellcome PLC ADR                        28,400       685
  Johnson & Johnson                             89,800     6,656
  Eli Lilly & Co.                               50,300     4,521
  Merck & Co., Inc.                             41,100     2,302
  Pfizer, Inc.                                  52,600     2,808
  The Upjohn Co.                                36,400     1,624
                                                         -------
      GROUP TOTAL                                         22,545
                                                         -------
----------------------------------------------------------------
TECHNOLOGY (20.7%)
  AMP, Inc.                                     51,800     1,994
  Automatic Data Processing, Inc.               84,800     5,777
* Cisco Systems, Inc.                           62,100     4,285
  General Motors Corp. Class E                  82,700     3,763
  Hewlett-Packard Co.                           64,500     5,378
  Intel Corp.                                  107,700     6,475
  Motorola, Inc.                                30,600     2,337
* Oracle Corp.                                  46,000     1,760
  Reuters Holdings PLC ADR                      33,400     1,762
                                                         -------
      GROUP TOTAL                                         33,531
                                                         -------
----------------------------------------------------------------
UTILITIES (5.9%)
  AT&T Corp.                                   113,500     7,463
  MCI Communications Corp.                      81,400     2,116
                                                         -------
      GROUP TOTAL                                          9,579
                                                         -------
----------------------------------------------------------------
MISCELLANEOUS (.9%)
  Alco Standard Corp.                            8,800       746
  Minnesota Mining &
   Manufacturing Co.                            13,300       751
                                                         -------
      GROUP TOTAL                                          1,497
                                                         -------
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $119,967)                                        152,233
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.6%)
----------------------------------------------------------------
                                                  Face
                                                Amount
                                                 (000)
                                              --------
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account 6.41%, 10/2/95
   (Cost $7,548)                              $  7,548     7,548
----------------------------------------------------------------
TOTAL INVESTMENTS (98.8%)
  (Cost $127,515)                                        159,781
----------------------------------------------------------------

                                                          Market
GROWTH                                                     Value
PORTFOLIO (continued)                                     (000)+
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
----------------------------------------------------------------
  Other Assets--Note C                                  $  2,403
  Liabilities                                               (542)
                                                        --------
                                                           1,861
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
  Applicable to 11,467,865 outstanding
   shares of beneficial interest
   (unlimited authorization--
   no par value)                                        $161,642
----------------------------------------------------------------
NET ASSET VALUE PER SHARE                                 $14.10
================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.
ADR--American Depository Receipt.

----------------------------------------------------------------
AT SEPTEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                                Amount       Per
                                                 (000)     Share
                                              --------    ------
  Paid in Capital                             $125,328    $10.93
  Undistributed Net Investment
   Income                                        1,849       .16
  Accumulated Net
   Realized Gains                                2,199       .19
  Unrealized Appreciation of
   Investments--Note E                          32,266      2.82
----------------------------------------------------------------
NET ASSETS                                    $161,642    $14.10
----------------------------------------------------------------


                                                          Market
                                                           Value
INTERNATIONAL PORTFOLIO                         Shares    (000)+
----------------------------------------------------------------
COMMON STOCKS (96.2%)
----------------------------------------------------------------
AUSTRALIA (.8%)
  Mayne Nickless Ltd.                           22,000    $  104
  News Corp. Ltd.                               38,000       211
  News Corp. Ltd. Pfd.                          19,000        94
  Normandy Mining Ltd.                          32,000        41
  Western Mining Corp.                          25,000       163
  Woodside Petroleum Ltd.                       24,000       115
                                                          ------
      GROUP TOTAL                                            728
                                                          ------
----------------------------------------------------------------
BRAZIL (1.2%)
  Telebras ADR                                  15,341       698
  Usiminas ADS                                  30,000       334
                                                          ------
      GROUP TOTAL                                          1,032
                                                          ------
----------------------------------------------------------------
CHILE (.2%)
  Compania de Telecommunicaciones
   de Chile SA ADR                               3,200       221
                                                          ------
----------------------------------------------------------------
FINLAND (.5%)
  Metsa-Serla Oy B                               3,000       118
  Repola Oy                                     15,000       323
                                                          ------
      GROUP TOTAL                                            441
                                                          ------
----------------------------------------------------------------
FRANCE (4.3%)
  Cardif                                         3,200       339
  Carrefour                                      1,400       824
  Cie. Generale Des Eaux                         5,627       542
  Primagaz Cie.                                  6,600       456
* Primagaz Cie. Warrants Exp. 6/30/98              600         3
  Societe National Elf Aquitaine                24,637     1,667
                                                          ------
      GROUP TOTAL                                          3,831
                                                          ------
----------------------------------------------------------------
GERMANY (5.8%)
  Allianz AG Holding (Registered)                  400       724
* Allianz AG Holding Rfd. (Registered)              28        50
  Buderus                                          520       228
  Mannesmann AG                                  1,800       593
  Munchener Ruckversicherung                       130       266
  SAP Pfd. (non-voting)                          5,200       850
  Veba AG                                       45,000     1,793
  Wella AG Pfd.                                  1,000       715
                                                          ------
      GROUP TOTAL                                          5,219
                                                          ------
----------------------------------------------------------------
HONG KONG (6.2%)
  Cheung Kong Holdings Ltd.                    142,000       773
  HSBC Holdings PLC                             70,600       982
  Hong Kong Electric Holdings Ltd.             155,000       518
  Hutchison Whampoa Ltd.                       204,000     1,106
  Sun Hung Kai Properties Ltd.                 130,000     1,055
  Swire Pacific Ltd. A                         106,000       840
  Wharf Holdings Ltd.                           86,000       268
                                                          ------
      GROUP TOTAL                                          5,542
                                                          ------
----------------------------------------------------------------

                                                          Market
                                                           Value
                                                Shares    (000)+
----------------------------------------------------------------
INDONESIA (1.7%)
  Indocement (Foreign)                          77,000  $    280
  Indofood (Foreign)                           105,000       506
  Kalbe Farma (Foreign)                         20,000        80
  Perusahaan Gudang Garam
   (Foreign)                                    24,000       191
  PT Indosat ADS                                13,000       457
                                                        --------
      GROUP TOTAL                                          1,514
                                                        --------
----------------------------------------------------------------
ITALY (1.7%)
  Telecom Italia SPA                           452,000       741
* Telecom Italia Mobile SPA                    452,000       753
                                                        --------
      GROUP TOTAL                                          1,494
                                                        --------
----------------------------------------------------------------
JAPAN (26.8%)
  Advantest Corp.                                6,000       357
  Bridgestone Corp.                             60,000       894
  Dai-Nippon Printing Co. Ltd.                  30,000       478
  Daini Den Den Corp.                              200     1,658
  East Japan Railway                                85       422
  Eisai Co., Ltd.                               20,000       351
  Fuji Photo Film Co., Ltd.                     24,000       601
  Fujitsu Ltd.                                  50,000       634
  Hirose Electronics Co. Ltd.                    3,150       199
  Hitachi Ltd.                                 122,000     1,336
  Hoya Corp.                                    15,000       444
  Ito-Yokado Co.                                44,000     2,444
  Keyence Inc.                                   6,000       748
  Kuraray Co., Ltd.                             35,000       352
  Kyocera Corp.                                 10,000       825
  Mabuchi Motors                                 9,000       534
  Matsushita Electric
   Industrial Co. Ltd.                          50,000       770
  Mitsubishi Corp.                              60,000       675
  Murata Manufacturing Co. Ltd.                 50,000     1,886
  NEC Corp.                                     28,000       392
  Nippon Shinpan Co.                            35,000       220
  Nippon Television Network                      1,000       249
  Nissei Sangyo                                 40,000       511
  Sankyo Co., Ltd.                              22,000       504
  Seino Transportation Co. Ltd.                 45,000       766
  Sharp Corp.                                   35,000       493
  Shin-Etsu Chemical Co. Ltd.                   18,000       350
  Showa Shell Sekiyu                            55,000       434
  Skylark Co., Ltd.                             22,000       359
  Takeda Chemical Industries                    87,000     1,217
  Toho Co., Ltd.                                 3,000       471
  Tokio Marine & Fire
   Insurance Ltd.                               40,000       434
  Tokyo Electron Inc.                           16,000       699
  Tokyo Style Co.                               15,000       234
  Toyota Motor Corp.                            55,000     1,054
                                                        --------
      GROUP TOTAL                                         23,995
                                                        --------
----------------------------------------------------------------
MALAYSIA (3.0%)
  Edaran Otomobil                               64,000       512
  Genting Bhd.                                  88,500       765
  Malayan Banking Bhd.                          99,000       801
  Telekom Malaysia Bhd.                         78,000       587
                                                        --------
      GROUP TOTAL                                          2,665
                                                        --------
----------------------------------------------------------------
NETHERLANDS (10.6%)
  Cap Volmac Group NV                           13,000       160
* Delft Instruments                             12,000       252
  Getronics NV                                  20,298     1,004
  Heineken NV                                   13,750     2,227
  Internationale Nederlanden Groep              21,066     1,229
  KLM Royal Dutch Airlines                      14,341       505
  Oce Van Der Grinten                           15,000       857
  Philips Electronics NV (non-voting)           50,000     2,448
  Samas Groep                                    8,000       362
  Ver Ned Uitgeners                              3,400       453
                                                        --------
      GROUP TOTAL                                          9,497
                                                        --------
----------------------------------------------------------------
NORWAY (1.1%)
  Norsk Hydro                                   23,000       989
                                                        --------
----------------------------------------------------------------
PHILIPPINES (1.6%)
  Ayala Land Inc. B                            281,250       313
  Manila Electric B                             42,000       321
  Philippines Long Distance
   Telephone Co.                                 4,000       267
* Philippine National Bank Class B               2,879        30
  SM Prime Holdings                          1,224,600       367
  San Miguel Corp. B                            38,000       134
                                                        --------
      GROUP TOTAL                                          1,432
                                                        --------
----------------------------------------------------------------
SINGAPORE (2.6%)
  DBS Land                                     103,000       306
  Development Bank of
   Singapore (Foreign)                          20,000       228
  Jurong Shipyard                               26,000       187
  Keppel Corp.                                  61,000       489
  Mandarin Oriental (Registered)               204,000       212
  Overseas Chinese
   Banking Corp. (Foreign)                      28,000       317
  Singapore International
   Airlines Ltd. (Foreign)                      32,000       297
  Singapore Press
   Holdings Ltd. (Foreign)                      21,600       331
                                                        --------
      GROUP TOTAL                                          2,367
                                                        --------
----------------------------------------------------------------
SWEDEN (1.7%)
  Astra AB Series B                             14,300       504
  LM Ericsson Telephone                         28,000       691
  Stora Kopparberg Series A                     26,000       355
                                                        --------
      GROUP TOTAL                                          1,550
                                                        --------
----------------------------------------------------------------

                                                          Market
INTERNATIONAL                                              Value
PORTFOLIO (continued)                           Shares    (000)+
----------------------------------------------------------------
----------------------------------------------------------------
SWITZERLAND (7.3%)
  BBC Brown Boveri AG A (Bearer)                 1,950  $  2,272
  Ciba Geigy (Registered)                        1,000       806
  Nestle SA (Registered)                         1,150     1,184
  Roche Holdings Ltd.                              125       888
  Sandoz AG (Registered)                           990       758
  Societe Generale de Surveillance
   Holdings SA (Bearer)                            350       652
                                                        --------
      GROUP TOTAL                                          6,560
                                                        --------
----------------------------------------------------------------
THAILAND (2.2%)
  Land & House Co. Ltd. (Foreign)               29,000       456
  Siam Cement Co., Ltd. (Foreign)                8,000       472
  Siam City Bank (Foreign)                     183,000       248
* TelecomAsia Corp. (Foreign)                  108,000       325
  Thai Farmers Bank Ltd. (Foreign)              54,000       469
                                                        --------
      GROUP TOTAL                                          1,970
                                                        --------
----------------------------------------------------------------
UNITED KINGDOM (16.9%)
  Allied Domecq PLC                             60,000       511
  Asda Group PLC                               600,000       986
  BOC Group                                     50,000       633
  Barclays PLC                                  70,000       827
  British Airways PLC                          115,000       825
  British Land Co., PLC                         72,000       471
  British Petroleum Co.                         80,000       599
  British Steel PLC                            212,500       612
  Cable and Wireless PLC                       110,000       726
  Courtaulds PLC                                40,000       252
  Daily Mail & General Class A                  30,000       532
  De La Rue Co. PLC                             25,000       358
  ECC Group (English China Clays)               45,000       259
  Fisons                                        60,000       244
  Glaxo Wellcome PLC                            40,000       490
  Guinness PLC                                  70,000       572
  MFI Furniture Group                          600,000     1,282
  Peninsular & Oriental Steam
   Navigation Co. Pfd.                          52,000       394
  Rank Organisation Ltd.                       170,000     1,144
  Reuters Holdings PLC                          80,000       709
  Rexam PLC                                     40,000       256
  Rolls Royce PLC                               94,814       259
  Thorn EMI PLC                                 40,000       933
  Vodafone Group PLC                           220,000       925
  Zeneca Group PLC                              20,000       361
                                                        --------
      GROUP TOTAL                                         15,160
                                                        --------
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $78,424)                                          86,207
----------------------------------------------------------------


                                                  Face    Market
                                                Amount     Value
                                                 (000)    (000)+
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.1%)
----------------------------------------------------------------
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account 6.41%, 10/2/95
   (Cost $3,691)                                $3,691  $  3,691
----------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (Cost $82,115)                                          89,898
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.3%)
----------------------------------------------------------------
  Other Assets--Notes C and F                              8,399
  Liabilities--Note F                                     (8,681)
                                                        --------
                                                            (282)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
  Applicable to 7,857,716 outstanding
   shares of beneficial interest
   (unlimited authorization--
   no par value)                                         $89,616
----------------------------------------------------------------
NET ASSET VALUE PER SHARE                                 $11.40
================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.
ADR--American Depository Receipt.
ADS--American Depository Share.


----------------------------------------------------------------
AT SEPTEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                                Amount       Per
                                                 (000)     Share
                                               -------    ------
  Paid in Capital                              $80,715    $10.27
  Undistributed Net
   Investment Income--Note D                     1,149       .15
  Accumulated Net
   Realized Gains--Note D                          283       .03
  Unrealized Appreciation of
   Investments--Note E                           7,469       .95
----------------------------------------------------------------
NET ASSETS                                    $89,616     $11.40
----------------------------------------------------------------

                           STATEMENT OF OPERATIONS


                                                              MONEY     HIGH-GRADE
                                                             MARKET           BOND       BALANCED
                                                          PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------
                                                         Year Ended     Year Ended     Year Ended
                                                      September 30,  September 30,  September 30,
                                                               1995           1995           1995
                                                              (000)          (000)          (000)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
     Dividends..........................................         --             --       $  5,218
     Interest...........................................    $11,357       $  6,861          6,012
-------------------------------------------------------------------------------------------------
            Total Income................................     11,357          6,861         11,230
-------------------------------------------------------------------------------------------------
   EXPENSES
     Investment Advisory Fees--Note B
        Basic Fees......................................         24             12            244
        Performance Adjustments.........................         --             --             --
     The Vanguard Group--Note C.........................
        Management and Administrative...................        315            200            533
        Marketing and Distribution......................         52             16             39
     Custodians' Fees...................................         29             38              2
     Auditing Fees......................................          9              9             10
     Shareholders' Reports..............................         14             14             35
     Annual Meeting and Proxy Costs.....................          2              2              5
     Trustees' Fees and Expenses........................          1             --              1
-------------------------------------------------------------------------------------------------
            Total Expenses..............................        446            291            869
-------------------------------------------------------------------------------------------------
               Net Investment Income....................     10,911          6,570         10,361
-------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold.........................         (1)           (13)        (1,374)
     Futures Contracts..................................         --             --             --
     Foreign Currencies and Forward
        Currency Contracts..............................         --             --             --
-------------------------------------------------------------------------------------------------
               Realized Net Gain (Loss).................         (1)           (13)        (1,374)
-------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
     Investment Securities..............................         --          6,687         44,095
     Futures Contracts..................................         --             --             --
     Foreign Currencies and Forward Currency Contracts..         --             --             --
-------------------------------------------------------------------------------------------------
               Change in Unrealized
                 Appreciation (Depreciation)............         --          6,687         44,095
-------------------------------------------------------------------------------------------------
               Net Increase in Net Assets
                 Resulting from Operations..............    $10,910        $13,244        $53,082
=================================================================================================

                                                EQUITY        EQUITY
                                                 INDEX        INCOME         GROWTH  INTERNATIONAL
                                             PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------
                                            Year Ended    Year Ended     Year Ended     Year Ended
                                         September 30, September 30,  September 30,  September 30,
                                                  1995          1995           1995           1995
                                                 (000)         (000)          (000)          (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
     Dividends(1)..........................   $  5,536      $  3,465       $  1,883        $1,478
     Interest..............................        596            83            584           188
-------------------------------------------------------------------------------------------------
            Total Income...................      6,132         3,548          2,467         1,666
-------------------------------------------------------------------------------------------------
   EXPENSES
     Investment Advisory Fees--Note B
        Basic Fees.........................         23            76            179            96
        Performance Adjustments............         --            --             --            17
     The Vanguard Group--Note C
        Management and Administrative......        505           166            308           212
        Marketing and Distribution.........         34            14             18            11
     Custodians' Fees......................          4            15             14            49
     Auditing Fees.........................         10             8              9             8
     Shareholders' Reports.................         30            17             20            13
     Annual Meeting and Proxy Costs........          4             2              2             2
     Trustees' Fees and Expenses...........          1             1              1            --
-------------------------------------------------------------------------------------------------
            Total Expenses.................        611           299            551           408
-------------------------------------------------------------------------------------------------
               Net Investment Income.......      5,521         3,249          1,916         1,258
-------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold............        213           499          3,088          (655)
     Futures Contracts.....................      1,966            --             --            --
     Foreign Currencies and Forward
        Currency Contracts.................         --            --             --           896
-------------------------------------------------------------------------------------------------
               Realized Net Gain (Loss)....      2,179           499          3,088           241
-------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
     Investment Securities.................     50,509        14,100         28,739         7,058
     Futures Contracts.....................        201            --             --            --
     Foreign Currencies and Forward
        Currency Contracts.................         --            --             --          (289)
-------------------------------------------------------------------------------------------------
               Change in Unrealized
                 Appreciation (Depreciation)    50,710        14,100         28,739         6,769
-------------------------------------------------------------------------------------------------
               Net Increase in Net Assets
                 Resulting from Operations.    $58,410       $17,848        $33,743        $8,268
=================================================================================================

(1) Dividends for the International Portfolio are net of foreign withholding taxes of $224,000.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                   MONEY MARKET       HIGH-GRADE BOND               BALANCED
                                                      PORTFOLIO             PORTFOLIO              PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                                YEAR       Year       YEAR       Year       YEAR        Year
                                               ENDED      Ended      ENDED      Ended      ENDED       Ended
                                           SEPT. 30,  Sept. 30,  SEPT. 30,  Sept. 30,  SEPT. 30,   Sept. 30,
                                                1995       1994       1995       1994       1995        1994
                                               (000)      (000)      (000)      (000)      (000)       (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income...............    $  10,911   $  5,231   $  6,570   $  5,047   $ 10,361   $  9,163
   Realized Net Gain (Loss)............           (1)        (1)       (13)      (534)    (1,374)     2,529
   Change in Unrealized Appreciation
     (Depreciation)....................           --         --      6,687     (7,468)    44,095     (6,551)
-----------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations......       10,910      5,230     13,244     (2,955)    53,082      5,141
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income...............      (10,911)    (5,231)    (6,570)    (5,047)   (10,052)    (7,649)
   Realized Net Gain...................           --         --         --     (1,239)    (1,616)    (2,895)
-----------------------------------------------------------------------------------------------------------
     Total Distributions...............      (10,911)    (5,231)    (6,570)    (6,286)   (11,668)   (10,544)
-----------------------------------------------------------------------------------------------------------
NET EQUALIZATION CREDITS--NOTE A........          --         --         --         --          2        182
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued--Regular.....................      287,895    348,060     54,758     41,578     45,578     97,152
         --In Lieu of Cash Distributions      10,877      5,231      6,548      6,286     11,640     10,542
   Redeemed ...........................     (251,570)  (295,746)   (27,894)   (43,481)   (48,471)   (64,162)
-----------------------------------------------------------------------------------------------------------
     Net Increase from
        Capital Share Transactions.....       47,202     57,545     33,412      4,383      8,747     43,532
-----------------------------------------------------------------------------------------------------------
     Total Increase (Decrease).........       47,201     57,544     40,086     (4,858)    50,163     38,311
-----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period.................      171,166    113,622     80,359     85,217    229,608    191,297
-----------------------------------------------------------------------------------------------------------
   End of Period (3)...................    $ 218,367   $171,166   $120,445   $ 80,359   $279,771   $229,608
===========================================================================================================
   (1)  Distributions Per Share
        Net Investment Income..........        $.056      $.035      $.663      $.619       $.50       $.39
        Realized Net Gain..............           --         --         --      $.154       $.08       $.16
-----------------------------------------------------------------------------------------------------------
   (2)  Shares Issued and Redeemed
        Issued.........................      287,895    348,060      5,444      3,978      3,877      8,513
        Issued in Lieu of Cash
          Distributions................       10,877      5,231        647        608      1,015        934
       Redeemed........................     (251,570)  (295,746)    (2,763)    (4,192)    (4,180)    (5,695)
-----------------------------------------------------------------------------------------------------------
                                              47,202     57,545      3,328        394        712      3,752
-----------------------------------------------------------------------------------------------------------
   (3)  Undistributed Net
          Investment Income............           --         --         --         --   $  2,779   $  2,468
-----------------------------------------------------------------------------------------------------------

                                                           EQUITY INDEX              EQUITY INCOME
                                                              PORTFOLIO                  PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                      YEAR         Year         YEAR          Year
                                                     ENDED        Ended        ENDED         Ended
                                                 SEPT. 30,    Sept. 30,    SEPT. 30,     Sept. 30,
                                                      1995         1994         1995          1994
                                                     (000)        (000)        (000)         (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income.....................    $   5,521     $  4,629     $  3,249    $   3,061
   Realized Net Gain (Loss)..................        2,179        1,247          499          332
   Change in Unrealized Appreciation
     (Depreciation)..........................       50,710           52       14,100       (4,564)
-------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations............       58,410        5,928       17,848       (1,171)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income.....................       (4,508)      (3,274)      (3,350)      (2,251)
   Realized Net Gain.........................       (1,196)      (1,383)        (338)         (66)
-------------------------------------------------------------------------------------------------
     Total Distributions.....................       (5,704)      (4,657)      (3,688)      (2,317)
-------------------------------------------------------------------------------------------------
NET EQUALIZATION CREDITS--Note A ............           --           --           65           99
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued  --Regular                                69,694       66,892       24,993       60,416
           --In Lieu of Cash Distributions...        5,704        4,657        3,670        2,312
   Redeemed .................................      (37,968)     (51,790)     (19,367)     (40,943)
-------------------------------------------------------------------------------------------------
     Net Increase from
        Capital Share Transactions...........       37,430       19,759        9,296       21,785
-------------------------------------------------------------------------------------------------
     Total Increase (Decrease)...............       90,136       21,030       23,521       18,396
-------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period.......................      185,946      164,916       67,971       49,575
-------------------------------------------------------------------------------------------------
   End of Period (3).........................    $ 276,082     $185,946     $ 91,492     $ 67,971
=================================================================================================
   (1)  Distributions Per Share
        Net Investment Income................         $.29         $.23         $.48         $.33
        Realized Net Gain....................         $.08         $.10         $.05         $.01
-------------------------------------------------------------------------------------------------
   (2)  Shares Issued and Redeemed
        Issued...............................        5,094        5,400        2,369        5,951
        Issued in Lieu of Cash Distributions.          447          379          359          232
        Redeemed.............................       (2,854)      (4,195)      (1,867)      (4,109)
-------------------------------------------------------------------------------------------------
                                                     2,687        1,584          861        2,074
-------------------------------------------------------------------------------------------------
   (3)  Undistributed Net
        Investment Income....................    $   3,126     $  2,113     $  1,001    $   1,037
-------------------------------------------------------------------------------------------------

                                                                GROWTH               INTERNATIONAL
                                                             PORTFOLIO                   PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                     YEAR         Year          YEAR
                                                    ENDED        Ended         ENDED    June 3+ to
                                                SEPT. 30,    Sept. 30,     SEPT. 30,     Sept. 30,
                                                     1995         1994          1995          1994
                                                    (000)        (000)         (000)         (000)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income....................     $  1,916     $    993      $  1,258     $     325
   Realized Net Gain (Loss).................        3,088         (768)          241             5
   Change in Unrealized Appreciation
     (Depreciation).........................       28,739        2,947         6,769           700
--------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations...........       33,743        3,172         8,268         1,030
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income....................         (862)        (342)         (397)           --
   Realized Net Gain........................           --           --            --            --
--------------------------------------------------------------------------------------------------
     Total Distributions....................         (862)        (342)         (397)           --
--------------------------------------------------------------------------------------------------
NET EQUALIZATION CREDITS--Note A ...........           --           --            --            --
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued  --Regular                               68,148       66,763        47,204        64,245
           --In Lieu of Cash Distributions..          862          342           397           --
   Redeemed ................................      (22,177)     (23,735)      (28,360)       (2,771)
--------------------------------------------------------------------------------------------------
     Net Increase from
        Capital Share Transactions..........       46,833       43,370        19,241        61,474
--------------------------------------------------------------------------------------------------
     Total Increase (Decrease)..............       79,714       46,200        27,112        62,504
--------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period......................       81,928       35,728        62,504            --
--------------------------------------------------------------------------------------------------
   End of Period (3)........................     $161,642     $ 81,928      $ 89,616       $62,504
==================================================================================================
   (1)  Distributions Per Share
        Net Investment Income...............         $.11         $.07          $.06            --
        Realized Net Gain...................           --           --            --            --
--------------------------------------------------------------------------------------------------
   (2)  Shares Issued and Redeemed
        Issued .............................        5,637        6,333         4,526         6,328
        Issued in Lieu of Cash Distributions           81           33            38            --
        Redeemed............................       (1,846)      (2,253)       (2,766)         (268)
--------------------------------------------------------------------------------------------------
                                                    3,872        4,113         1,798         6,060
--------------------------------------------------------------------------------------------------
   (3)  Undistributed Net
           Investment Income--Note D........     $  1,849     $    795      $  1,149     $     325
--------------------------------------------------------------------------------------------------

+Commencement of Operations.

                             FINANCIAL HIGHLIGHTS

                                                                    MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                            Year Ended September 30,     May 2+ to
                                                      ---------------------------------- Sept. 30,
For a Share Outstanding Throughout Each Period          1995     1994     1993     1992       1991
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......           $1.00    $1.00    $1.00    $1.00     $1.00
                                                       -----    -----    -----    -----     -----
INVESTMENT OPERATIONS
   Net Investment Income....................            .056     .035     .030     .040      .023
   Net Realized and Unrealized Gain (Loss)
     on Investments.........................              --       --       --       --        --
                                                       -----    -----    -----    -----     -----
        TOTAL FROM INVESTMENT OPERATIONS ...            .056     .035     .030     .040      .023
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income.....           (.056)   (.035)   (.030)   (.040)    (.023)
   Distributions from Realized Capital Gains              --       --       --       --        --
                                                       -----    -----    -----    -----     -----
        TOTAL DISTRIBUTIONS ................           (.056)   (.035)   (.030)   (.040)    (.023)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............           $1.00    $1.00    $1.00    $1.00     $1.00
=================================================================================================
TOTAL RETURN ...............................          +5.77%   +3.63%   +3.05%   +4.11%    +2.35%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)........            $218     $171     $114      $71       $27
Ratio of Expenses to Average Net Assets.....            .23%     .23%     .29%     .33%     .34%*
Ratio of Net Investment Income to
   Average Net Assets.......................           5.66%    3.66%    3.00%    3.90%    5.50%*
Portfolio Turnover Rate.....................             N/A      N/A      N/A      N/A       N/A
-------------------------------------------------------------------------------------------------
                                                                 HIGH-GRADE BOND PORTFOLIO
-------------------------------------------------------------------------------------------------
                                                           Year Ended September 30,  April 29+ to
                                                     --------------------------------   Sept. 30,
For a Share Outstanding Throughout Each Period          1995     1994     1993   1992        1991
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......           $9.82   $10.94   $10.64   $10.24    $10.00
                                                       -----    -----    -----    -----     -----
INVESTMENT OPERATIONS
   Net Investment Income....................            .663     .619     .636     .705      .299
   Net Realized and Unrealized Gain (Loss)
     on Investments.........................            .650    (.966)    .349     .427      .240
                                                       -----    -----    -----    -----     -----
        TOTAL FROM INVESTMENT OPERATIONS ...           1.313    (.347)    .985    1.132      .539
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income.....           (.663)   (.619)   (.636)   (.705)    (.299)
   Distributions from Realized Capital Gains              --    (.154)   (.049)   (.027)       --
                                                       -----    -----    -----    -----     -----
        TOTAL DISTRIBUTIONS ................           (.663)   (.773)   (.685)   (.732)    (.299)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............          $10.47    $9.82   $10.94   $10.64    $10.24
=================================================================================================
TOTAL RETURN ...............................         +13.83%   -3.31%   +9.64%  +11.47%    +5.48%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)........            $120      $80      $85      $52       $16
Ratio of Expenses to Average Net Assets.....            .29%     .24%     .29%     .32%     .40%*
Ratio of Net Investment Income to
   Average Net Assets.......................           6.58%    5.98%    5.92%    6.66%    6.89%*
Portfolio Turnover Rate.....................             29%      46%      73%      31%        9%
-------------------------------------------------------------------------------------------------

+Commencement of Operations.
*Annualized.

                                                                      BALANCED PORTFOLIO
-------------------------------------------------------------------------------------------------
                                                           Year Ended September 30,    May 23+ to
                                                      --------------------------------  Sept. 30,
For a Share Outstanding Throughout Each Period          1995     1994     1993    1992       1991
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......          $11.33   $11.58   $10.83   $10.25    $10.00
                                                      ------   ------   ------   ------    ------
INVESTMENT OPERATIONS
   Net Investment Income....................             .51      .46      .50      .51       .19
   Net Realized and Unrealized Gain (Loss)
     on Investments.........................            2.07     (.16)     .97      .52       .06
                                                      ------   ------   ------   ------    ------
        TOTAL FROM INVESTMENT OPERATIONS ...            2.58      .30     1.47     1.03       .25
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS

   Dividends from Net Investment Income.....            (.50)    (.39)    (.69)    (.45)       --
   Distributions from Realized Capital Gains            (.08)    (.16)    (.03)      --        --
                                                      ------   ------   ------   ------    ------
        TOTAL DISTRIBUTIONS ................            (.58)    (.55)    (.72)    (.45)       --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............          $13.33   $11.33   $11.58   $10.83    $10.25
=================================================================================================
TOTAL RETURN ...............................         +23.65%   +2.67%  +14.10%  +10.29%    +2.50%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)........            $280     $230     $191      $76       $13
Ratio of Expenses to Average Net Assets.....            .36%     .34%     .39%     .42%     .51%*
Ratio of Net Investment Income to
   Average Net Assets.......................           4.25%    4.11%    4.45%    4.77%    5.24%*
Portfolio Turnover Rate.....................             26%      42%      41%      15%        3%
-------------------------------------------------------------------------------------------------
                                                                 EQUITY INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------
                                                           Year Ended September 30,  April 29+ to
                                                      -------------------------------   Sept. 30,
For a Share Outstanding Throughout Each Period          1995     1994    1993    1992        1991
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......          $12.47   $12.37   $11.32   $10.45    $10.00
                                                      ------   ------   ------   ------    ------
INVESTMENT OPERATIONS
   Net Investment Income....................             .33      .31      .34      .26       .08
   Net Realized and Unrealized Gain (Loss)
     on Investments.........................            3.26      .12     1.07      .85       .37
                                                      ------   ------   ------   ------    ------
        TOTAL FROM INVESTMENT OPERATIONS ...            3.59      .43     1.41     1.11       .45
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income.....            (.29)    (.23)    (.34)    (.24)       --
   Distributions from Realized Capital Gains            (.08)    (.10)    (.02)      --        --
                                                      ------   ------   ------   ------    ------
        TOTAL DISTRIBUTIONS ................            (.37)    (.33)    (.36)    (.24)       --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............          $15.69   $12.47   $12.37   $11.32    $10.45
=================================================================================================
TOTAL RETURN ...............................         +29.51%   +3.53%  +12.68%  +10.74%    +4.50%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)........            $276     $186     $165      $85       $24
Ratio of Expenses to Average Net Assets.....            .28%     .24%     .29%     .32%     .45%*
Ratio of Net Investment Income to
   Average Net Assets.......................           2.53%    2.60%    2.63%    2.84%    3.22%*
Portfolio Turnover Rate.....................              2%       7%      16%       1%        5%
-------------------------------------------------------------------------------------------------

+Commencement of Operations.
*Annualized.

                                                                        EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                                  Year Ended Sept. 30,  June 7+ to
                                                                  --------------------   Sept. 30,
For a Share Outstanding Throughout Each Period                        1995      1994          1993
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...................            $10.05      $10.57      $10.00
                                                                    ------      ------      ------
INVESTMENT OPERATIONS
   Net Investment Income................................               .46         .45         .14
   Net Realized and Unrealized Gain (Loss)
     on Investments.....................................              2.02        (.63)        .54
                                                                    ------      ------      ------
        TOTAL FROM INVESTMENT OPERATIONS ...............              2.48        (.18)        .68
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income.................             (.48)        (.33)       (.11)
   Distributions from Realized Capital Gains............             (.05)        (.01)         --
                                                                    ------      ------      ------
        TOTAL DISTRIBUTIONS ............................             (.53)        (.34)       (.11)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........................            $12.00      $10.05      $10.57
==================================================================================================
TOTAL RETURN ...........................................           +25.69%      -1.64%      +6.81%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)....................               $91         $68         $50
Ratio of Expenses to Average Net Assets.................              .39%        .34%       .39%*
Ratio of Net Investment Income to
   Average Net Assets...................................             4.28%       4.57%      4.30%*
Portfolio Turnover Rate.................................               10%         18%          2%
---------------------------------------------------------------------------------------------------

+Commencement of Operations.
*Annualized.

                                                                         GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                                 Year Ended Sept. 30,  June 7+ to
                                                                 --------------------   Sept. 30,
For a Share Outstanding Throughout Each Period                        1995      1994         1993
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...................            $10.79      $10.26     $10.00
                                                                    ------      ------     ------
INVESTMENT OPERATIONS
   Net Investment Income................................               .16         .14        .04
   Net Realized and Unrealized Gain (Loss)
     on Investments.....................................              3.26         .46        .22
                                                                    ------      ------     ------
        TOTAL FROM INVESTMENT OPERATIONS ...............              3.42         .60        .26
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income.................             (.11)        (.07)        --
   Distributions from Realized Capital Gains............                --          --         --
                                                                    ------      ------     ------
        TOTAL DISTRIBUTIONS ............................             (.11)        (.07)        --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........................            $14.10      $10.79     $10.26
=================================================================================================
TOTAL RETURN ...........................................           +32.02%      +5.87%     +2.60%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)....................              $162         $82        $36
Ratio of Expenses to Average Net Assets.................              .47%        .38%      .43%*
Ratio of Net Investment Income to
   Average Net Assets...................................             1.64%       1.55%     1.63%*
Portfolio Turnover Rate.................................               32%         34%        10%
-------------------------------------------------------------------------------------------------

+Commencement of Operations.
*Annualized.

                                                                          INTERNATIONAL PORTFOLIO
-------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED  June 3+ to
                                                                            SEPT. 30,   Sept. 30,
For a Share Outstanding Throughout Each Period                                   1995        1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...............................            $10.31     $10.00
                                                                                ------     ------
INVESTMENT OPERATIONS
   Net Investment Income............................................               .16        .05
   Net Realized and Unrealized Gain (Loss)
     on Investments.................................................               .99        .26
                                                                                ------     ------
        TOTAL FROM INVESTMENT OPERATIONS ...........................              1.15        .31
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS

   Dividends from Net Investment Income.............................              (.06)        --
   Distributions from Realized Capital Gains........................                --         --
                                                                                ------     ------
        TOTAL DISTRIBUTIONS ........................................              (.06)        --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................................            $11.40     $10.31
=================================================================================================
TOTAL RETURN .......................................................           +11.21%     +3.10%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)................................               $90        $63
Ratio of Expenses to Average Net Assets.............................              .54%      .30%*
Ratio of Net Investment Income to
   Average Net Assets...............................................             1.67%     1.91%*
Portfolio Turnover Rate.............................................               27%         0%
-------------------------------------------------------------------------------------------------

+Commencement of Operations.
*Annualized.

                        NOTES TO FINANCIAL STATEMENTS


Vanguard Variable Insurance Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and consists of the Money Market, High-Grade Bond, Balanced, Equity Index, Equity Income, Growth, and International Portfolios. Shares of the Fund are currently offered only to Providian Life & Health Insurance Company Separate Account IV and First Providian Life & Health Insurance Company Separate Account B for the Vanguard Variable Annuity Plan Contract.

Certain investments of the Money Market, High-Grade Bond, and Balanced Portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers which may subject the Portfolio to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Money Market Portfolio: securities are stated at amortized cost which approximates market value. Other Portfolios: common stocks listed on the New York Stock Exchange or other U.S. exchanges are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; such securities not traded are valued at the mean of the latest quoted bid and asked prices; those securities not listed are valued at the latest quoted bid prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed are valued at the latest quoted bid prices. Bonds are valued utilizing the latest bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
   Temporary cash investments are valued at amortized cost, which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 4:00 PM London time on the valuation date.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the portion arising from changes in market prices of securities. Such fluctuations are included in realized net gains (losses) and unrealized appreciation (depreciation) on investment securities. Changes in the value of other assets and liabilities resulting from changes in foreign exchange rates are recorded as unrealized foreign currency gains (losses) until settled in cash, at which time realized foreign currency gains (losses) are recognized.

3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index Portfolio utilizes Standard & Poor's 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Portfolio may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Portfolio may pay departing shareholders from its cash balance and reduce its futures position accordingly. Returns may be enhanced by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

   The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

   Fluctuations in the value of futures and forward currency contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

4. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

5. EQUALIZATION: The Balanced and Equity Income Portfolios follow the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by Portfolio share sales or redemptions.

6. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. Government obligations. Each other Portfolio of the Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Discounts and premiums on securities purchased are amortized to interest income over the lives of the respective securities. Distributions of net investment income to shareholders of the Money Market and High-Grade Bond Portfolios are declared on a daily basis payable on the first business day of the following month. Dividend income and distributions to shareholders of the Balanced, Equity Index, Equity Income, Growth, and International Portfolios are recorded on the ex-dividend date.

B. Under the terms of advisory contracts, investment advisory fee payments are calculated at an annual percentage rate of average net assets of the following
Portfolios:

----------------------------------------------------
                                        Contract
                   Investment          Expiration
Portfolio            Adviser              Date
----------------------------------------------------
BALANCED       WELLINGTON MANAGEMENT  APRIL 28, 1996
                COMPANY

EQUITY INCOME  NEWELL ASSOCIATES        MAY 31, 1996
GROWTH          LINCOLN CAPITAL         MAY 31, 1996
                MANAGEMENT COMPANY

INTERNATIONAL  SCHRODER CAPITAL         MAY 31, 1996
                MANAGEMENT
                INTERNATIONAL
----------------------------------------------------

The basic fee thus computed for the Balanced Portfolio is subject to quarterly adjustments based on performance relative to a combined index comprised of the Standard & Poor's 500 Stock Index and the Salomon Brothers High Grade Corporate Bond Index. For the year ended September 30, 1995, the investment advisory fee of the Balanced Portfolio represented an effective annual rate of .10 of 1% of average net assets.
No performance adjustment was required during the period. The basic fee thus computed for the International Portfolio is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australia, and Far East Index. For the year ended September 30, 1995, the investment advisory fee of the International Portfolio represented an effective annual base rate of .13 of 1% of average net assets before an increase of $17,000 (.02 of 1%) based on performance. The advisory fees of the Equity Income and Growth Portfolios represented effective annual rates of .10 of 1% and
 .15 of 1%, respectively, of average net assets.

The Vanguard Group, Inc. furnishes investment advisory services to the Money Market, High-Grade Bond, and Equity Index Portfolios on an at-cost basis.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each Portfolio of the Fund under methods approved by the Board of Trustees. At September 30, 1995, the Fund had contributed capital of $150,000 to Vanguard (included in Other Assets), representing .7% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended September 30, 1995, purchases and sales of investment securities, other than U.S. Government securities and temporary cash investments, were:

-----------------------------------------------
                                    (000)
                            -------------------
Portfolio                   Purchases     Sales
-----------------------------------------------
HIGH-GRADE BOND             $13,968    $  1,635
BALANCED                     32,401      36,036
EQUITY INDEX                 47,489       3,211
EQUITY INCOME                16,634       7,492
GROWTH                       79,474      34,449
INTERNATIONAL                42,670      19,867
-----------------------------------------------

Purchases and sales of U.S. Government securities were:

-----------------------------------------------
                                    (000)
                            -------------------
Portfolio                   Purchases    Sales
-----------------------------------------------
HIGH-GRADE BOND             $51,223     $26,741
BALANCED                     30,971      26,085
-----------------------------------------------

The Growth Portfolio utilized a capital loss carryforward of $889,000, to offset taxable capital gains realized during the year ended September 30, 1995.

During the year ended September 30, 1995, the International Portfolio realized net foreign currency losses of $37,000 which reduced distributable net income for tax purposes; accordingly, such losses have been reclassified by increasing accumulated net realized gains and decreasing undistributed net investment income.

At September 30, 1995, the Fund had available realized capital losses to offset future taxable capital gains through the following fiscal year ends:

-------------------------------------------------
                        Expiration
                   Fiscal Year(s) Ending   Amount
Portfolio              September 30,        (000)
-------------------------------------------------
HIGH-GRADE BOND         2003-2004         $   652
BALANCED                     2004           1,537
INTERNATIONAL                2003              55
-------------------------------------------------

E. At September 30, 1995, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was:

-----------------------------------------------------
                                (000)
                 ------------------------------------
                                             Net
                Appreciated  Depreciated  Unrealized
Portfolio       Securities   Securities  Appreciation
-----------------------------------------------------
HIGH-GRADE BOND $  2,761       $  (788)   $  1,973
BALANCED          50,859        (1,344)     49,515
EQUITY INDEX      68,616        (3,752)     64,864
EQUITY INCOME     13,588        (2,194)     11,394
GROWTH            32,605          (339)     32,266
INTERNATIONAL     10,890        (3,107)      7,783
-----------------------------------------------------

At September 30, 1995, the International Portfolio had net unrealized foreign currency gains of $5,000 resulting from the translation of other assets and liabilities.

At September 30, 1995, the aggregate settlement value of open Standard & Poor's 500 Index futures contracts expiring in December 1995 held by the Equity Index Portfolio, the related unrealized appreciation, and the market value of U.S. Treasury bills deposited as initial margin for such contracts were $2,941,000, $56,000, and $198,000, respectively.

Under the terms of open forward currency exchange contracts at September 30, 1995, the International Portfolio was obligated to deliver foreign currency in exchange for U.S. dollars as follows:

-----------------------------------------------
                                    (000)
                            -------------------
Contract                     Foreign      U.S.
Settlement date             Currency    Dollars
-----------------------------------------------
12/21/95 JAPANESE YEN       700,000      $6,863
-----------------------------------------------

Unrealized depreciation related to open forward currency contracts of $319,000 is required to be treated as realized loss for tax purposes, and is included in the Portfolio's capital loss carryforward at September 30, 1995. See Note D.

F. The market value of securities on loan to broker/dealers at September 30, 1995, and cash collateral received with respect to such loans were:

----------------------------------------------
                                (000)
                      ------------------------
                      Market Value     Cash
                        of Loaned   Collateral
portfolio              Securities    Received
----------------------------------------------
BALANCED                  $5,042        $5,148
EQUITY INCOME                365           380
INTERNATIONAL              6,658         7,054
----------------------------------------------

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees
Vanguard Variable Insurance Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, High-Grade Bond, Balanced, Equity Index, Equity Income, Growth, and International Portfolios of Vanguard Variable Insurance Fund (the "Fund") at September 30, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
October 30, 1995

                            TRUSTEES AND OFFICERS


JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.



OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO          IAN A. MACKINNON
Senior Vice President        Senior Vice President
Information Technology       Fixed Income Group

JEREMY G. DUFFIELD           F. WILLIAM MCNABB III
Senior Vice President        Senior Vice President
Planning & Development       Institutional

JAMES H. GATELY              RALPH K. PACKARD
Senior Vice President        Senior Vice President
Individual Investor Group    Chief Financial Officer

                        THE VANGUARD FAMILY OF FUNDS


                          EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
  U.S. Portfolio
Vanguard Convertible
  Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
  Global Equity Portfolio
  Global Asset Allocation Portfolio
  Capital Opportunity Portfolio
  Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
  International Portfolio

                                 INDEX FUNDS

Vanguard Index Trust
  500 Portfolio
  Total Stock Market Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Value Portfolio
  Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
  Total Bond Market Portfolio
  Short-Term Bond Portfolio
  Intermediate-Term Bond Portfolio
  Long-Term Bond Portfolio

Vanguard International Equity
  Index Fund
  European Portfolio
  Pacific Portfolio
  Emerging Markets Portfolio

                             FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
  U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
  Money Market Portfolio
Vanguard State Tax-Free Funds
  Money Market Portfolios
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
  Insured Longer-Term Portfolios
  (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
  Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                              VARIABLE ANNUITY

Vanguard Variable Annuity Fund


                          [THE VANGUARD GROUP LOGO]


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                          Vanguard Financial Center

                      Valley Forge, Pennsylvania 19482

                          New Account Information:
                              1 (800) 662-7447

                        Shareholder Account Services:
                              1 (800) 662-2739

                                  Q640-9/95

On Our Cover: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet decimated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                               EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile"

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet and gloves and battleships in the background appear at the top of pages one through eight.

A line chart of the Indexed Value (Standard & Poor's 500 Stock Index) of Vanguard Variable Insurance Fund for the fiscal years 1991 through 1995 appears at the upper left of page two.

Line charts illustrating cumulative performance between VVIF-Money Market Portfolio, Salomon 90 Day T-Bill and Average Money Market Fund, average Annual Total Returns for the period May 2, 1991 to September 30, 1995 appear at the top of page five.

Line charts illustrating cumulative performance between VVIF-High Grade Bond Portfolio, Lehman Aggregate Bond Index and Average Intermediate-Term U.S. Government Fund, average Annual Total Returns for the period April 29, 1991, to September 30, 1995 appear at the bottom of page five.

Line charts illustrating cumulative performance between VVIF-Balanced Portfolio, Composite Index (65% S&P 500 Index, 35% Salomon High-Grade Bond Index) and Average Balanced Fund, average Annual Total Returns for the period May 23, 1991, to September 30, 1995 appear at the top of page six.

Line charts illustrating cumulative performance between VVIF-Equity Index Portfolio, Standard & Poor's 500 Index and Average Growth & Income Fund, average Annual Total Returns for the period April 29, 1991, to September 30, 1995 appear at the bottom of page six.

Line charts illustrating cumulative performance between VVIF-Equity Income Portfolio, Standard & Poor's 500 Index, Average Equity Income Fund, average Annual Total Returns for the period June 7, 1993 to September 30, 1995 appear at the top of page seven.

Line charts illustrating cumulative performance between VVIF-Growth Portfolio, Standard & Poor's 500 Index, Average Growth Fund, average Annual Total Returns for the period June 7, 1993 to September 30, 1995 appear at the bottom of page seven.

Line charts illustrating cumulative performance between VVIF-International Portfolio, MSCI EAFE Index, Average International Fund, average Annual Total Returns for the period June 3, 1994, to September 30, 1995 appear at the top of page eight.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages nine through fifteen.

A running head featuring open log book, pen and battleships in the background appears at the top of pages sixteen through fifty one.

A running head featuring a sextant, a map and battleships in the background appears at the top of page fifty two.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.